UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   1  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

deltathree, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing party:

4)	Date Filed:

deltathree, Inc.
75 Broad Street
31st Floor
New York, New York 10004

June 13, 2008

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of deltathree, Inc. (the “Company”) to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 32nd Floor, New York, New York 10017, on July 28, 2008, commencing at 9:30 a.m., local time.  I urge you to be present in person or represented by proxy at the Meeting.

The enclosed Notice of Annual Meeting and Proxy Statement fully describes the business to be transacted at the Meeting, which includes (i) the election of five directors of the Company, (ii) the proposal to approve an amendment to the 2006 Non-Employee Director Stock Plan, (iii) the proposal to approve an amendment to the 2004 Stock Incentive Plan, (iv) the ratification of the appointment by the Board of Directors of Brightman Almagor & Co., a member firm of Deloitte Touche Tohmatsu, as independent auditors for the year ending December 31, 2008, and (v) the transaction of any other business that may properly be brought before the Meeting or any adjournment or postponement thereof.

Our Board of Directors believes that a favorable vote on each of the matters to be considered at the Meeting is in the best interests of us and our stockholders and unanimously recommends a vote “FOR” each of the matters.  Accordingly, we urge you to review the accompanying material carefully and to promptly submit the accompanying proxy by Internet or mail.

We are taking advantage of the new Securities and Exchange Commission rules allowing issuers to furnish proxy materials over the Internet.  Please read the Proxy Statement for more information on this alternative, which we believe will allow us to provide our stockholders with the information they need while lowering our costs of delivery.

If you are planning to attend the meeting in person, due to security procedures you will be required to present government-issued photo identification (e.g. driver’s license or passport) to enter the Meeting.  In addition, packages and bags will be inspected, among other measures that may be employed to enhance the security of those attending the Meeting.  These procedures may require additional time, so please plan accordingly.

Some or all of our directors and officers will be present to help host the Meeting and to respond to any questions that our stockholders may have. I hope you will be able to attend. Whether or not you are able to attend the Meeting in person, it is important that your shares be represented. We have provided instructions on each of the alternative voting methods in the accompanying Proxy Statement. Please vote as soon as possible. If you attend the Meeting, you may vote in person even if you have previously mailed or submitted a proxy.

Sincerely,

Dror Gonen
Chief Executive Officer and President

deltathree, Inc.
75 Broad Street
31st Floor
New York, New York 10004

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on July 28, 2008

 NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of deltathree, Inc. (the “Company”) will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 32nd Floor, New York, New York 10017, on July 28, 2008, commencing at 9:30 a.m., local time.  A proxy card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of five directors for a one-year term expiring at our Annual Meeting of Stockholders in 2009 and until their successors are duly elected and qualified;

2.	The proposal to approve an amendment to the 2006 Non-Employee Director Stock Plan;

3.	The proposal to approve an amendment to the 2004 Stock Incentive Plan;

4.	The ratification of the appointment by the Board of Directors of Brightman Almagor & Co., a member firm of Deloitte Touche Tohmatsu, as independent auditors for the year ending December 31, 2008; and

5.	Such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

The close of business on June 2, 2008, has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.  Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Meeting.  For a period of at least ten days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting shall be available for examination by any stockholder during ordinary business hours at our offices at 75 Broad Street, 31st Floor, New York, New York 10004.

Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.  A copy of our Annual Report for 2007, which includes our audited financial statements, is being provided together with this proxy material.

You are cordially invited to attend the Meeting in person.  Whether or not you expect to attend the meeting, please vote on the Internet as instructed in these materials or, if this Proxy Statement was mailed to you, complete, date, sign and return the enclosed proxy card or vote on the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided with the proxy card. Even if you have voted by proxy, you may still vote in person if you attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain a proxy card issued in your name from that record holder.

By Order of the Board of Directors,

Peter Friedman
General Counsel and Secretary
Jerusalem, Israel
June 13, 2008

TABLE OF CONTENTS

Page
INFORMATION ABOUT THE ANNUAL MEETING	1
General	1
Notice Regarding the Availability of Proxy Materials	1
Solicitation and Voting of Proxies	1
Record Date and Voting Securities	2
Quorum and Voting	2
SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS	4
BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD	5
SHAREHOLDER COMMUNICATIONS TO THE BOARD	6
AUDIT COMMITTEE REPORT	6
PROPOSAL #1 ELECTION OF DIRECTORS	7
General	7
Vote Required and Recommendation of the Board of Directors	7
Nominees for Director	7
Independent Directors	8
PROPOSAL #2 AMENDMENT TO THE 2006 NON-EMPLOYEE DIRECTOR STOCK PLAN TO INCREASE THE NUMBER OF RESTRICTED SHARES GRANTED TO EACH NON-EMPLOYEE DIRECTOR UNDER THE PLAN	8
General	8
Material Features of the 2006 Stock Plan	9
Federal Income Tax Considerations	11
New Plan Benefits	11
Vote Required and Recommendation of the Board of Directors	11
PROPOSAL #3 AMENDMENT TO THE 2004 STOCK INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK FOR WHICH AWARDS MAY BE GRANTED UNDER THE PLAN	12
General	12
Material Terms of the 2004 Stock Plan	12
Federal Income Tax Considerations	13
Israeli Income Tax Considerations	14
New Plan Benefits	15
Vote Required and Recommendation of the Board of Directors	15
PROPOSAL #4 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	16
General	16
Vote Required and Recommendation of the Board of Directors	16
Audit and Non-Audit Fees	16
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors	17
EXECUTIVE OFFICERS	17
EXECUTIVE COMPENSATION AND OTHER INFORMATION	18
Summary Compensation Table	18
Outstanding Equity Awards at Fiscal Year-End	19
Director Compensation	20
Equity Compensation Plan Information	21
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	21
CODE OF CONDUCT AND ETHICS	21
STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING	22
OTHER MATTERS	22
MISCELLANEOUS	22

i

deltathree, Inc.
75 Broad Street
31st Floor
New York, New York  10004

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 28, 2008
______________________

INFORMATION ABOUT THE ANNUAL MEETING

General

This Proxy Statement and accompanying proxy materials are being made available on or about June 13, 2008, to stockholders of deltathree, Inc. (the “Company”) at the direction of our Board of Directors (the “Board”) to solicit proxies in connection with the 2008 Annual Meeting of Stockholders (the “Meeting”).  The Meeting will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 32nd Floor, New York, New York 10017, on July 28, 2008, commencing at 9:30 a.m., local time, or at such other time and place to which the Meeting may be adjourned or postponed.

If you have received a printed copy of these materials by mail, you may simply complete, sign and return your proxy card or follow the instructions below to submit your proxy on the Internet. If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may simply follow the instructions below to submit your proxy on the Internet.

We intend to mail a printed copy of this Proxy Statement and proxy card to certain of our stockholders of record on or about June 18, 2008. All other stockholders will receive a Notice Regarding the Availability of Proxy Matters (sometimes referred to as the “Notice”), which will also be mailed on or about June 18, 2008.

Notice Regarding the Availability of Proxy Materials

In accordance with rules and regulations recently adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record we may now furnish proxy materials to our stockholders over the Internet.  If you received a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet.  If you received a Notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the Notice.

Solicitation and Voting of Proxies

All shares represented by valid proxies at the Meeting, unless the stockholder otherwise specifies, will be voted (i) FOR the election of the five persons named under “Proposal 1–Election of Directors” as nominees for election as our directors for a one-year term expiring at our annual meeting of stockholders in 2009 and until their successors are duly elected and qualified, (ii) FOR the proposal to amend the 2006 Non-Employee Director Stock Plan, discussed under “Proposal 2—Amendment to the  2006 Non-Employee Director Stock Plan to Increase the Number of Restricted Shares Granted to Each Non-Employee Director under the Plan,” (iii) FOR the proposal to amend the 2004 Stock Incentive Plan, discussed under “Proposal 3—Amendment to the 2004 Stock Incentive Plan to Increase the Aggregate Number of Shares for which Awards may be Granted under the Plan,” (iv) FOR the ratification of the appointment by the Board of the independent auditors named under “Proposal 4–Ratification of Appointment of Independent Auditors” and (v) at the discretion of the proxy holders with regard to any matter not known to the Board on the date of mailing this Proxy Statement that may properly come before the Meeting or any adjournment or postponement thereof.  In cases where a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly.  The Board has designated Dror Gonen and Richard Grant as proxies for the solicitation on behalf of the Board of proxies of our stockholders, to vote on all matters as may properly come before the Meeting and any adjournment of the Meeting.

A proxy may be revoked at any time by providing written notice of such revocation to deltathree, Inc., 75 Broad Street, 31st Floor, New York, New York 10004, which notice must be received prior to the Meeting.  If notice of revocation is not received prior to the Meeting, a stockholder may nevertheless revoke a proxy if he or she attends the Meeting and votes in person.

Record Date and Voting Securities

The close of business on June 2, 2008, has been fixed as the record date (the “Record Date”) for determining the stockholders entitled to vote at the Meeting.  At the close of business on June 2, 2008, we had issued and outstanding 32,870,105 shares of our Class A Common Stock, par value $0.001 per share (the “Common Stock”), held by 191 holders of record.  No shares of our Class B Common Stock are outstanding.  The Common Stock constitutes the only outstanding class of voting securities entitled to be voted at the Meeting.

Quorum and Voting

The presence at the Meeting, in person or by proxy relating to any matter, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Meeting, are considered stockholders who are present and entitled to vote at the Meeting, and thus shares of Common Stock held by such stockholders will count toward the attainment of a quorum.  If a quorum should not be present, the Meeting may be adjourned from time to time until a quorum is obtained.

Each share of Common Stock entitles the holder thereof to one vote with respect to each proposal to be voted on at the Meeting.

Atarey Hasharon Chevra Lepituach Vehashkaot Benadlan (1991) Ltd., an Israeli company (“Atarey”), beneficially owns approximately 36.3% of our outstanding Common Stock.  Therefore, Atarey will likely influence the outcome of any matter submitted to a vote of our stockholders, including the election of the directors at the Meeting.

The accompanying proxy card is designed to permit each holder of Common Stock as of the close of business on the Record Date to vote on each of the matters to be considered at the Meeting.  A stockholder is permitted to vote in favor of, or to withhold authority to vote for, any or all of the nominees for election to the Board and to vote in favor of or against or to abstain from voting with respect to all of the other proposals included in this Proxy Statement.

Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers.  As used herein, “uninstructed shares” means shares held by a broker who has not received instructions from its customers on such matters, if the broker has so notified us on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority.  As used herein, “broker non-votes” means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions.  Although there are no controlling precedents under Delaware law regarding the treatment of broker non-votes in certain circumstances, we intend to treat broker non-votes in the manner described in the Proposals set forth herein.

If at the close of business on June 2, 2008, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice or proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting.  As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.

If you are a stockholder of record, you may vote in person at the Meeting.  We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card or vote by proxy on the Internet.  If you received a Notice by mail, you may vote by proxy over the Internet. The procedures for voting by proxy are as follows:

•	To vote by proxy on the Internet, go to www.proxyvote.com to complete an electronic proxy card.

•
To vote by proxy using the enclosed proxy card (if you received a printed copy of these proxy materials by mail), complete, sign and date your proxy card and return it promptly in the envelope provided.

If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on July 27, 2008, to be counted.

If you are a beneficial owner of shares held in street name and you received a printed copy of these proxy materials by mail, you should have received a proxy card and voting instructions with these proxy materials from the organization that is the record owner of your shares rather than from us.  If you are a beneficial owner of shares held in street name and you received a Notice by mail, you should have received the Notice from the organization that is the record owner of your shares rather than from us.  Beneficial owners that received a printed copy of these proxy materials by mail from the record owner may complete and mail that proxy card or may vote over the Internet as instructed by that organization in the proxy card.  Beneficial owners that received a Notice by mail from the record owner should follow the instructions included in the Notice to view the proxy statement and transmit their voting instructions. For a beneficial owner to vote in person at the Meeting, you must obtain a valid proxy from the record owner.  To request the requisite proxy form, follow the instructions provided by your broker or contact your broker.

In December 2000, the Securities and Exchange Commission (“SEC”) adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding shares on behalf of our stockholders to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us.  It reduces the volume of duplicate information received by stockholders and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements.  Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice.  Each stockholder will continue to receive a separate proxy card or voting instruction card.

Stockholders whose households received a single set of disclosure documents this year but who would prefer to receive additional copies may contact our transfer agent, American Stock Transfer and Trust Company, by calling the toll free number 1-800-937-5449.

Stockholders who do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years should follow the instructions described below. Stockholders who share an address with another stockholder of the Company and who would like to receive only a single set of our annual disclosure documents should follow these instructions:

•
Stockholders whose shares are registered in their own name should contact our transfer agent, American Stock Transfer and Trust Company, by telephone at 1-800-937-5449 or by mail at 6201 15th Avenue, Brooklyn, N.Y. 11219, and inform it of their request.

•
Stockholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request.  Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of June 2, 2008, by:

•	each person who we know owns beneficially more than 5% of our common stock;

•	each of our directors individually;

•	each of our named executive officers individually; and

•	all of our directors and executive officers, as a group.

Unless otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock. Each person listed below disclaims beneficial ownership of their shares, except to the extent of their pecuniary interests therein. Shares of common stock that an individual or group has the right to acquire within 60 days of June 2, 2008, pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such person or group, but are not deemed outstanding for the purpose of calculating the percentage owned by any other person listed.

	Number	Percentage(1)
	Shares of deltathree Class A Common Stock Beneficially Owned

Principal Stockholder:
Atarey Hasharon Chevra Lepituach Vehashkaot Benadlan (1991) Ltd.	11,927,677	36.3%
7 Giborey Israel St., P.O. Box 8468
South Netanya Industrial Zone 42504, Israel

Directors and Executive Officers:
Noam Bardin (2)(3)(11)	557,730	1.7%
Shimmy Zimels (2)(4)(5)	477,803	1.5%
Ilan Biran (2)(6)(11)	90,848	*
Benjamin Broder (2)(7)(11)	42,000	*
Lior Samuelson (2)(8)(11)	230,591	*
Dror Gonen (2)(9)	9,000	*
Richard Grant (2)(10)	33,333	*
All Directors and Executive Officers as a group (9 persons)(12)	1,520,455	4.6%

*		Less than 1%.

(1)		Percentage of beneficial ownership is based on 32,870,105 shares of common stock outstanding as of July 2, 2008.

(2)		The address for the director or executive officer listed is c/o the Company.

(3)
Includes (a) 187,366 shares of common stock, (b) options to purchase 342,000 shares of common stock, (c) 12,000 restricted shares of common stock and (d) restricted stock units to purchase 16,364 shares of common stock.

(4)		Includes (a) 64,469 shares of common stock, (b) options to purchase 395,000 shares of common stock and (c) 18,334 restricted shares of common stock.

(5)		Mr. Zimels resigned from his position as Chief Executive Officer and President of the Company, effective May 19, 2008, but remains a director of the Company.

(6)		Includes (a) options to purchase 74,848 shares of common stock and (b) restricted stock units to purchase 16,000 shares of common stock.

(7)		Includes (a) options to purchase 20,000 shares of common stock, (b) 8,000 restricted shares of common stock and (c) restricted stock units to purchase 14,000 shares of common stock.

(8)
Includes (a) 130,000 shares of common stock, (b) options to purchase 87,500 shares of common stock, (c) 8,000 restricted shares of common stock and (d) restricted stock units to purchase 5,091 shares of common stock.

(9)		Includes 9,000 shares of common stock.

(10)		Includes options to purchase 33,333 shares of common stock.

(11)
All grants to our non-employee directors of restricted shares and restricted stock units to purchase common shares  fully vest and are not subject to forfeiture upon the first anniversary of the date of grant, provided the individual is serving as a director upon such date. The grants are subject to partial vesting in the event the director no longer serves as a director upon the first anniversary date.

(12)
Includes (a) 390,835 shares of common stock, (b) options to purchase 1,036,831  shares of common stock, (c) 46,334 restricted shares of our common stock and (d) restricted stock units to purchase 51,455 shares of common stock.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Our Amended and Restated Certificate of Incorporation provides that the number of members of our Board shall be not less than three and not more than thirteen. There are currently five directors on the Board. At each annual meeting of stockholders, directors will be elected to hold office for a term of one year and until their respective successors are elected and qualified. All of the officers identified below under “Executive Officers” serve at the discretion of our Board.

The Board had nine regular meetings during the fiscal year ended December 31, 2007. During the fiscal year ended December 31, 2007, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a director. Except for Mr. Zimels, none of our other directors attended our 2007 Annual Stockholder Meeting. The Board established an Audit Committee, and a Compensation Committee, but dissolved the Nominating and Governance Committee as of September 11, 2006. The functions of the remaining committees and their current members are set forth below.

Due to a decrease in the number of members of the Board after our 2006 Annual Stockholders Meeting, our Board members determined that it is efficient and important for each member to actively participate in all matters that were previously the responsibility of the Nominating and Governance Committee. As such, each of our Board members participates in, among other matters, the following nominating and governance-related matters:

•	identifying and recommending qualified candidates for director, and recommending the director nominees for our annual meetings of stockholders;

•	conducting an annual review of the Board’s performance;

•	recommending the director nominees for each of the Board committees; and

•	developing and recommending our company’s corporate governance guidelines.

Furthermore, our Board adopted a nominating and governance policy that was based on the former Nominating and Governance Committee Charter. This policy outlines our Board’s goals, responsibilities, and procedures related to nominating and governance matters.   In this regard, our Board may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Board may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need in the Board, and concern for the long-term interests of our stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at our 2008 Annual Meeting of Stockholders using the procedures set forth in the Company’s By-laws, it must follow the procedures described under “Nomination of Directors” in our By-laws. If a stockholder wishes simply to propose a candidate for consideration as a nominee by our Board, it should submit any pertinent information regarding the candidate to the Chairman of the Board by mail to deltathree, Inc., 75 Broad Street, 31st Floor, New York, New York 10004.

The Compensation Committee is responsible for:

•	evaluating our compensation policies;

•	determining executive compensation, and establishing executive compensation policies and guidelines; and

•	administering our stock option and compensation plans.

As part of these responsibilities, the Compensation Committee determines the compensation of our Chief Executive Officer, and conducts its decision making process with respect to this issue without the presence of the Chief Executive Officer. The Compensation Committee had four meetings during 2007. Benjamin Broder (Chairman) and Ilan Biran are the current members of the Compensation Committee.

The Audit Committee is responsible for:

•	recommending to the Board the appointment of the firm selected to serve as our independent auditors and monitors the performance of such firm;

•	reviewing and approving the scope of the annual audit and evaluates with the independent auditors our annual audit and annual financial statements;

•	reviewing with management the status of internal accounting controls;

•	evaluating issues having a potential financial impact on us which may be brought to the Audit Committee’s attention by management, the independent auditors or the Board;

•	evaluating our public financial reporting documents; and

•	reviewing the non-audit services to be performed by the independent auditors, if any, and considering the effect of such performance on the auditor’s independence.

Ilan Biran (Chairman) and Noam Bardin are the current members of the Audit Committee.  The Board has determined that each of Mr. Biran and Mr. Bardin are “audit committee financial experts,” as the SEC has defined that term in Item 401 of Regulation S-K. The Audit Committee had six meetings during 2007.

SHAREHOLDER COMMUNICATIONS TO THE BOARD

The Board of Directors recommends that stockholders initiate any communications with the Board in writing and send them care of our Secretary at deltathree, Inc., 75 Broad Street, 31st Floor, New York, N.Y. 10004. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed our Secretary to forward such correspondence only to the intended recipients; however, the Board has also instructed our Secretary, prior to forwarding any correspondence, to review such correspondence and, in his or her discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors, which consisted entirely of directors who met the independence and experience requirements as promulgated by the SEC and the Nasdaq Stock Market and as in effect on the date of the filing of the Company’s Annual Report on Form 10-K, furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing the Company’s overall financial reporting process, and for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors, Brightman Almagor & Co., a member firm of Deloitte Touche Tohmatsu.    In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2007, the Audit Committee, among other activities, reviewed and discussed our audited financial statements for such fiscal year with management and with Brightman Almagor & Co.  The Audit Committee has discussed with Brightman Almagor & Co. the matters required to be discussed by American Institute of Certified Public Accountants Auditing Standards Board Statement on Auditing Standards No. 61 (“Communications with Audit Committees”) relating to the conduct of the audit.  The Audit Committee has received written disclosures and a letter from Brightman Almagor & Co. including disclosures required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with Brightman Almagor & Co. their independence.  The Audit Committee has considered the compatibility of the provision of non-audit services with maintaining the auditor’s independence.

Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2007, be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

The Audit Committee

Noam Bardin
Ilan Biran

The Audit Committee Report in this Proxy Statement shall not be deemed filed or incorporated by reference into any other filings by us under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that we specifically incorporate this information by reference.

PROPOSAL # 1

ELECTION OF DIRECTORS

(Notice Item 1)

General

At the Meeting, five directors will be elected to the Board to serve until our next annual meeting of stockholders and until their respective successors have been elected and qualified.

Our Amended and Restated Certificate of Incorporation provides that a director shall hold office until the annual meeting for the year in which his or her term expires except in the case of elections to fill vacancies or newly created directorships.  Each director is elected for a one-year term.  Each of the nominees except for Dror Gonen is now serving as a director on our Board.

Vote Required and Recommendation of the Board of Directors

Under our Amended and Restated By-laws, directors are elected by a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Meeting, and thus the five nominees for election as directors who receive the most votes cast will be elected.  Instructions withholding authority and broker non-votes will not be taken into account in determining the outcome of the election of directors.

Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees.  In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place.  The Board has no reason to believe that any nominee will be unable or unwilling to serve.

The Board of Directors unanimously recommends that the stockholders vote FOR each of the five nominees listed herein.

Nominees for Director

Set forth below is certain information regarding each nominee as of June 2, 2008, including such individual’s age and principal occupation, a brief account of such individual’s business experience during at least the last five years and other directorships currently held.

Noam Bardin, 37, Director. Mr. Bardin served as Chairman of the Board from April 2002 until January 2008.  Since January 2007, Mr. Bardin has been the Chief Executive Officer of Arootz, Inc., a privately owned broadband TV content enabler and network provider.  Mr. Bardin co-founded deltathree and served as Chief Executive Officer and President of deltathree from July 2000 through June 2002.  Mr. Bardin served as Vice President of Technology and Chief Technology Officer of deltathree since June 1997, before being named President and Chief Executive Officer in April 2000.  He served as Global Network Director of deltathree from November 1996 to May 1997. Prior to founding deltathree, he served as Director of Operations at Ambient Corporation.  Mr. Bardin earned a B.A. in Economics from the Hebrew University (Jerusalem) and an M.P.A. from the Harvard University Kennedy School of Government.

Ilan Biran, 61, Director. Mr. Biran has served as a director of deltathree since December 2003. Mr. Biran brings a wealth of business and management experience from the telecom and defense industries. From January 2004 through June 2006, Mr. Biran served as the Chairman of YES Satellite Television, one of the leading satellite television companies in Israel. From 1999 to 2003, Mr. Biran served as the President and Chief Executive Officer of Bezeq Ltd. - the Israeli PTT, with annual sales of over $2 billion and approximately 16,000 employees. Mr. Biran holds the rank of Major General (res.) in the Israeli Defense Force where, as Commander of the IDF’s Central Command, he played an active role in reaching the peace agreements with Jordan. From 1996 to 1999, he served as the Director General of the Israeli Ministry of Defense, and prior to that command, he held a wide variety of senior-level positions in other Israeli units, since 1964. Mr. Biran holds a B.A. in Economics and Business Administration from Bar-Ilan University, and holds an Associate Diploma in Strategy and Political Economic Research from Georgetown University. He is also a graduate of the U.S. Marine Corps Command and Staff College. In addition, Mr. Biran’s public activities include: serving as the Israeli Prime Minister’s Special Coordinator for POWs and MIAs, and since 1996, has served as the Chairman of the Board of Directors of the Israeli Oil Refineries, Ltd.

Benjamin Broder, 44, Director. Mr. Broder has served as a director of deltathree since July 24, 2005. Since 2002, Mr. Broder has served as the Finance Director of Atarey. From 1996 to 2001, Mr. Broder worked as the chief financial officer of a telecom start-up company and a bio-tech start-up company. Previously, Mr. Broder also held various positions with several leading banks, including HSBC, Bank Hapoalim, and Bank of Israel. Mr. Broder earned a B.S. degree in Economics from University of London. Mr. Broder is a Chartered Accountant in the U.K. and a C.P.A. in Israel.

Lior Samuelson, 59, Chairman of the Board. Mr. Samuelson has served as a director of deltathree since August 2001 and as Chairman of the Board since January 2008.  Since August 1999, Mr. Samuelson has served as a Co-Founder and Principal of Mercator Capital. His experience includes advising clients in the Technology, Communications and Consumer sectors on mergers, acquisitions and private placements. From March 1997 to August 1999, Mr. Samuelson was the President and Chief Executive Officer of PricewaterhouseCoopers Securities. Prior to that, he was the President and Chief Executive Officer of The Barents Group, a merchant bank specializing in advising and investing in companies in emerging markets. Mr. Samuelson was also the Co-Chairman of Peloton Holdings, a Private Equity management company. Before that, he was a managing partner with KPMG and a senior consultant at Booz, Allen & Hamilton. Mr. Samuelson earned B.S. and M.S. degrees in Economics from Virginia Polytechnic University.

Dror Gonen, 41, Chief Executive Officer and President.  Prior to joining deltathree in March 2008, Mr. Gonen spent most of the period from August 1998 serving in various positions at Comverse Technology, Inc., which develops, manufactures and supports software, systems and related services for multimedia communication and information processing applications. In his last position at Comverse, Mr. Gonen served since October 2005 as Vice President, General Manager of Comverse's Content Solutions line of businesses. Prior to that, since March 2004 he helped to establish and run Comverse's i-mode business unit. From January 2003 to February 2004, Mr. Gonen was the marketing team manager of Comverse's SMS business unit. From June 2002 to December 2002, he was a Senior Associate at Apax Partners VC, a global private equity group that invests in early stage and mature companies. From August 1998 to May 2002, Mr. Gonen held various positions in Comverse's Research and Development and Product Management departments. Prior to joining Comverse, Mr. Gonen served in the Israeli Defense Forces as an Engineer in the Ordinance Headquarters from March 1990 to July 1998, achieving the rank of Major. Mr. Gonen graduated with distinction from the Technion Institute in both Electrical Engineering and Physics, and holds an M.B.A. from Bar-Ilan University.

Independent Directors

Our Board has determined that each director and each nominee for director, other than Mr. Samuelson, Mr. Zimels and Mr. Gonen, is independent under the definition promulgated by the Nasdaq Stock Market for independent board members.  In addition, the Board has determined that the members of the Audit Committee meet the additional independence criteria required for audit committee membership.

PROPOSAL # 2

AMENDMENT TO THE 2006 NON-EMPLOYEE DIRECTOR STOCK PLAN TO INCREASE
THE NUMBER OF RESTRICTED SHARES GRANTED TO EACH NON-EMPLOYEE DIRECTOR UNDER THE PLAN

(Notice Item 2)

General

We are asking our stockholders to approve an amendment to our 2006 Non-Employee Director Stock Plan (the “2006 Stock Plan”) to increase the number of restricted shares to be granted to eligible non-employee directors.  On June 1, 2008, our Board of Directors approved, subject to approval of our stockholders at the Meeting, this amendment to the 2006 Stock Plan to increase the number of awards granted to each non-employee director of restricted shares of our Common Stock.  No other changes to the 2006 Stock Plan are being proposed.

This amendment to the 2006 Stock Plan is intended to help the Company to continue to attract and retain highly qualified individuals to serve as non-employee directors, and to align further their interests with the long-term interests of the Company’s stockholders by paying non-employee director compensation in the form of restricted stock. The restricted stock must generally be held by the non-employee director for one year while still a member of the Board or the non-employee director will forfeit a certain portion of the restricted shares based on the number of days remaining in such year following termination of service as a member of the Board.  If the Company reacquires (at not more than its original issuance price) any shares of restricted stock or if any shares of restricted stock are forfeited, or otherwise cancelled or terminated, such shares which were subject to such restricted stock award shall again be available for issuance from time to time pursuant to the 2006 Stock Plan.

The material features of the 2006 Stock Plan with the proposed amendment are summarized below. The summary is qualified in its entirety by reference to the full text of the 2006 Stock Plan, as proposed to be amended and adopted, which is attached as Appendix A to this Proxy Statement.

Because our non-employee directors are otherwise eligible to receive restricted stock grants under the proposed 2006 Stock Plan, they have an interest in this proposal.

Material Features of the 2006 Stock Plan

The following paragraphs provide a summary of the principal features of our 2006 Stock Plan and its operation.

The purposes of the 2006 Stock Plan are to enable us to attract, maintain and motivate qualified directors and to enhance a long-term mutuality of interest between our directors and stockholders of our Common Stock by granting our directors restricted stock.

General.  The 2006 Stock Plan provides for the automatic grant of restricted stock.   The aggregate number of shares of restricted stock that may be issued under the 2006 Stock Plan shall be 500,000 shares.    A grant of restricted stock is a grant of shares of the Company’s Common Stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until such forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the Plan relate to continued service on the Company’s board of directors (lapsing on a monthly basis).  If the Company reacquires (at not more than its original issuance price) any shares of restricted stock or if any shares of restricted stock are forfeited, or otherwise cancelled or terminated, such shares which were subject to such restricted stock award shall again be available for issuance from time to time pursuant to the 2006 Stock Plan.

Except to the extent restricted under the terms of the 2006 Stock Plan, a non-employee director granted a restricted stock award will have the right to receive dividends or any other distributions paid with respect to those shares.  During the restricted period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the non-employee director.

Administration.  The 2006 Stock Plan is administered by the Board.  The Board may delegate its powers and functions hereunder to a duly appointed committee of the Board.  The Board shall have full authority to interpret the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan; to incorporate in any option agreement such terms and conditions, not inconsistent with the Plan, as it deems appropriate; to construe the respective restricted stock agreements and the Plan; and to make all other determinations and to take such steps in connection with the Plan as the Board, in its discretion, deems necessary or desirable for administering the Plan.

Non-Discretionary Grants:

Initial Restricted Stock Awards.  Each director who is not an employee of the Company will be granted 8,000 shares of restricted stock on the date he or she joins the Board.  Under the proposed amendment, the restricted stock grant would be increased to 10,000 shares.

Subsequent Restricted Stock Awards.  On the first business day after each annual meeting of stockholders of the Company occurring during the term of the Plan commencing with the Meeting, each non-employee director who meets the guidelines for Board service and who continues to be a non-employee director following such annual meeting shall automatically be granted 8,000 shares of restricted stock; provided that no Subsequent Restricted Stock Award shall be made to any non-employee director who has not served as a director of the Company, as of the time of such annual meeting, for at least six months.  Under the proposed amendment, the restricted stock grant would be increased to 10,000 shares.

Committee Chairman Awards.  Each non-employee director who is appointed as chairman of a standing committee of the Board (and has not served as the chairman of such committee immediately prior to the appointment) shall be automatically granted 6,000 shares of restricted stock on the date of such appointment.  Under the proposed amendment, the restricted stock grant would be increased to 8,000 shares.

Each non-employee director who continues to serve as a chairman of a standing committee of the Board and who meets the guidelines for Board service, immediately following each annual meeting of the Company’s stockholders, commencing with the Meeting, shall be granted an additional 6,000 shares of restricted stock; provided that no Committee Chairman Award shall be made to any non-employee director who has not served as a director of the Company, as of the time of such annual meeting, for at least six months, and no Committee Chairman Award shall be made to any Eligible Director who has received a Committee Chairman award for such service on the same committee within the past six months.   Under the proposed amendment, the restricted stock grant would be increased to 8,000 shares.

Audit Committee Service Awards.  Each non-employee director who is appointed as a member of the audit committee of the Board (and has not served as a member of such committee immediately prior to that appointment) shall be automatically granted 6,000 shares of restricted stock on the date of such appointment.  Under the proposed amendment, the restricted stock grant would be increased to 8,000 shares.

Each non-employee director who continues to serve as a member of the audit committee of the Board, and who meets the guidelines for Board service, immediately following each annual meeting of the Company’s stockholders, commencing with the Meeting, shall be granted an additional 6,000 shares of restricted stock; provided that no Audit Committee Service Award shall be made to any non-employee director who has not served as a director of the Company, as of the time of such annual meeting, for at least six months, and no Audit Committee Award shall be made to any Eligible Director who has received an Audit Committee award for such service within the past six months.  Under the proposed amendment, the restricted stock grant would be increased to 8,000 shares.  In addition, the chairman of the audit committee of the Board shall be granted an additional 2,000 shares of Restricted Stock. Under the proposed amendment, the restricted stock grant would be increased to 4,000 shares.

Chairman of the Board Award.  A non-employee director who is appointed as the chairman of the Board (and has not served as the chairman immediately prior to the appointment) shall be automatically granted according to the proposed amendment 12,000 shares of restricted stock on the date of such appointment.  Currently, the original grant amount is 10,000 shares of restricted stock.

A non-employee director who continues to serve as the chairman of the Board and who meets the guidelines for Board service immediately following each annual meeting of the Company’s stockholders, commencing with the Meeting, shall be granted according to the proposed amendment an additional 12,000 shares of restricted stock; provided that no such chairman of the Board award shall be made to any non-employee director who has not served as a director of the Company, as of the time of such annual meeting, for at least six months, and no such chairman of the Board award shall be made to any Eligible Director who has received a chairman of the Board award for such service within the past six months.  Currently, the grant amount is 10,000 shares of restricted stock.

No Annual Limitation.  There is no annual limitation on the maximum number of shares of restricted stock to be granted to a non-employee director during any single calendar year.

Forfeiture.  Each share of restricted stock under the Plan shall become fully vested and nonforfeitable upon the first anniversary of the date of grant.  If a non-employee director ceases to serve as a member of the Board for any reason (including, resignation, failure to stand for re-election or failure to be re-elected), any award of restricted stock shall become vested and nonforfeitable as to that number of shares which is equal to the number of shares of common stock subject to such award times a fraction, the numerator of which is the number of days actually served as a director during the restricted period and the denominator of which is the total number of  days during  the  restricted  period.  Any portion of any restricted stock that has not become nonforfeitable at the date of a non-employee director’s termination of service shall be forfeited as of such date.

Change in Control.   Notwithstanding anything to the contrary in the Plan, shares of restricted stock granted pursuant to the Plan will become fully vested and nonforfeitable in full upon a “change in control.”   A “change in control” shall arise if, at any time while the non-employee director is a member of the Board of Directors, any one or more of the following events occurs:

(i)           The Company is merged, consolidated or reorganized into or with another corporation, or other entity and, as a result thereof, less than 50% of the outstanding stock or other capital interests of the surviving, resulting or acquiring corporation, person, or other entity is owned, in the aggregate, by the stockholder or stockholders of the Company immediately prior to such merger, consolidation or reorganization;

(ii)           The Company sells all or substantially all of its business or assets (or both) to any other corporation, person, or other entity, less than 50% of the outstanding, voting stock or other capital interests of which are owned, in the aggregate, by the stockholders of the Company, directly or indirectly, immediately prior to or after such sale; or

(iii)           Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) other than a Person who is an affiliate as of the effective date of the Plan becomes the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose the Company or its Affiliates or any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve.

Transferability of Awards.  No shares of restricted stock under the Plan shall be transferable by the non-employee otherwise than by will or under the applicable laws of descent and distribution, unless such transfer shall be (a) acceptable under Rule 16b-3 and is approved by the Board or its authorized delegate or (b) if the restricted stock agreement pursuant to which the restricted stock grant  is made so provides, by gift or domestic relations order, to (i) the spouse, children or grandchildren of such non-employee director (collectively, “Family Members”), (ii) a trust or trusts for the exclusive benefit of such Family Members, or (iii) a partnership or limited liability company in which such Family Members and trusts for the exclusive benefit of such Family Members are the only partners or members, as the case may be.

Termination and Amendment.  This Plan shall terminate at the close of business on September 23, 2014, unless sooner terminated by action of the Board or stockholders of the Company.  The Board at any time or from time to time may amend this Plan to effect (i) amendments necessary or desirable in order that this Plan and the options granted thereunder shall conform to all applicable laws and regulations and (ii) any other amendments deemed appropriate.  Notwithstanding the foregoing, (i) the provisions of the Plan relating to (A) the number of shares to be granted under the Plan or subject to any restricted stock award granted to any non-employee director, (B) the timing of any restricted stock grant and (C) the material terms of the restricted stock (including, without limitation, the time of any such grant) may not be amended without the approval of the Company’s stockholders and (ii) the Board may not effect any amendment that would require the approval of the stockholders of the Company under any applicable laws or the listing requirements of The Nasdaq Stock Market (if applicable to the Company at the time such amendment is adopted or will be effective) unless such approval is obtained.

Federal Income Tax Considerations

The following summary of the federal income tax consequences of the 2006 Stock Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss, state, local or non-U.S. tax consequences.

No taxable income is recognized by a recipient of a restricted stock award upon the grant of such award. However, a recipient of a restricted stock award under the 2006 Stock Plan will incur taxable income based on the fair market value of the Company’s common stock when the forfeiture provisions on his or her award, or any portion thereof, lapse. Such taxable income will generally be recognized as ordinary income.

The recipient may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year he or she receives the restricted stock award the fair market value of the award on the date of issuance. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the forfeiture provisions lapse.

New Plan Benefits

The following table shows the estimated restricted stock awards to be issued under the 2006 Stock Plan following the Meeting during the remainder of 2008 (and in each subsequent calendar year) to all current director nominees who are not executive officers.

NEW PLAN BENEFITS 2006 Stock Plan

Name and Position	Number of Shares
Non-Executive Directors	58,000

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote for this proposal at the Meeting is required to approve the amendment to the 2006 Non-Employee Director Stock Plan.  Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a stockholder has indicated otherwise on the proxy. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. Thus, any shares not voted by a customer will be treated as a broker non-vote, and such broker non-votes will have no effect on the results of this vote.

The Board of Directors unanimously recommends that stockholders vote FOR the approval of the amendment to the 2006 Non-Employee Director Stock Plan.

PROPOSAL # 3

AMENDMENT TO THE 2004 STOCK INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK FOR WHICH AWARDS MAY BE GRANTED UNDER THE PLAN

(Notice Item 3)

General

We are asking our stockholders to approve an amendment to our 2004 Stock Incentive Plan (the “2004 Plan”) to increase the aggregate number of shares for which awards may be granted under the plan by 1,000,000 shares.  As of June 1, 2008, the Board of Directors voted to approve an amendment to the 2004 Plan to increase the aggregate number of shares of Common Stock that may be offered under the Plan by an additional 1,000,000 shares since there are only 218,375 shares currently remaining for future grants under the 2004 Plan. By its terms, the 2004 Plan may be amended by the Board of Directors, provided that any amendment that increases the aggregate number of shares of Common Stock subject to the Plan shall be submitted to the stockholders for their approval.  No other changes to the 2004 Plan are being proposed.

This amendment to the 2004 Plan is intended to ensure that the Company will have sufficient shares available for the grant of options in the future. We believe the increase in the number of shares for which awards may be granted under the 2004 Plan is necessary for the Company to be able to attract and retain executive officers and key employees and consultants while continuing the Company's policy of conserving its cash resources.

The material features of the 2004 Plan with the proposed amendment are summarized below. The summary is qualified in its entirety by reference to the full text of the 2004 Plan, as proposed to be amended and adopted, which is attached as Appendix B to this Proxy Statement.

Because our named executive officers and Chairman of the Board are otherwise eligible to receive option grants under the 2004 Plan, they have an interest in this proposal.

Material Features of the 2004 Plan

The following paragraphs provide a summary of the material features of our 2004 Plan and its operation.

The purpose of the 2004 Plan is to foster and promote the long-term financial success of our company and materially increase shareholder value by (a) motivating superior performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in our company by executive officers, other employees and consultants and (c) enabling us to attract and retain the services of an outstanding management team upon whose judgment, interest and effort the successful conduct of our operations is largely dependent.

General. The 2004 Plan provides for the grant of (i) incentive stock options and non-incentive stock options to purchase our Common Stock; (ii) stock appreciation rights, which may be granted in tandem with or independently of stock options; (iii) restricted stock and restricted units; (iv) incentive stock and incentive units; and (v) stock in lieu of cash. Excluding the proposed amendment for which we are seeking stockholder approval, the aggregate number of shares that may be issued under the 2004 Plan cannot exceed (a) 2,000,000 shares, plus (b) 759,732 shares, plus (c) such additional shares of Common Stock as are represented by Awards previously granted under the 1999 Plan which are cancelled or expire after the date of stockholder approval of this Plan without delivery of shares of stock by the Company.

Administration. The 2004 Plan is administered by a committee that will be made up of directors who are not employees of the Company and whose membership on the committee (i) does not adversely impact the Company's ability to deduct compensation payments made under the Plan and (ii) will permit recipients of awards to avail themselves of exemptions under federal securities laws.

Eligibility and Extent of Participation. The 2004 Plan provides for discretionary grants of awards to officers of the Company within the meaning of Rule 16a-1(f) of the Exchange Act and to other employees and consultants of the Company. Directors who are non-employees are prohibited from participating in the plan. The maximum number of shares for which options or stock appreciation rights may be granted to any one participant in a calendar year is 500,000 of the shares of Common Stock available under the Plan.

 Stock Options. Under the 2004 Plan, the compensation committee may grant both incentive and non-incentive stock options for Common Stock of the Company. The options generally will have a term of ten years and will become exercisable in three equal installments commencing on the first anniversary of the date of grant. The purchase price per share payable upon exercise of an option will be established by the compensation committee; provided, however, that such option exercise price may be no less than the fair market value of a share of Common Stock on the date of grant. The option exercise price is payable by one of the following methods or a combination of methods to the extent permitted by the compensation committee: (i) in cash or its equivalent, or (ii) subject to the approval of the compensation committee, in shares of Common Stock owned by the participant for at least six months prior to the date of exercise. The compensation committee may provide that a participant who delivers shares of Common Stock to exercise an option when the market value of the Common Stock exceeds the exercise price of the option will be automatically granted reload options for the number of shares delivered to exercise the option. Reload options will be subject to the same terms and conditions as the related option except that the exercise price will be the fair market value on the date the reload option is granted and such reload option will not be exercisable for six months.

Stock Appreciation Rights. The compensation committee may grant stock appreciation rights in tandem with or independently of a stock option. Stock appreciation rights entitle the participant to receive the excess of the fair market value of a stated number of shares of Common Stock on the date of exercise over the base price of the stock appreciation right. The base price may not be less than 100% of the fair market value of the Common Stock on the date the stock appreciation right is granted. The compensation committee will determine when a stock appreciation right is exercisable, the method of exercise, and whether settlement of the stock appreciation right is to be made in cash, shares of Common Stock or a combination of cash and shares.

Restricted Stock and Restricted Units. The compensation committee may grant awards in the form of restricted stock and restricted units. For purposes of the 2004 Plan, restricted stock is an award of Common Stock and a restricted unit is a contractual right to receive Common Stock (or cash based on the fair market value of Common stock). Such awards are subject to such terms and conditions, if any, as the compensation committee deems appropriate. Unless otherwise determined by the compensation committee, participants are entitled to receive, either currently or at a future date, dividends or other distributions paid with respect to restricted stock and, if and to the extent determined by the compensation committee, either to be credited with or receive currently an amount equal to dividends paid with respect to the corresponding number of shares covered by restricted units. Restricted stock and restricted units become vested and nonforfeitable and the restricted period shall lapse upon the third anniversary of the date of grant unless the compensation committee determines otherwise.

Incentive Stock and Incentive Units. The Plan allows for the grant of awards in the form of incentive stock and incentive units. For purposes of the plan, incentive stock is an award of Common Stock and an incentive unit is a contractual right to receive Common Stock. Such awards will be contingent upon the attainment, in whole or in part, of certain performance objectives over a period to be determined by the compensation committee. With regard to a particular performance period, the compensation committee has the discretion, subject to the plan's terms, to determine the terms and conditions of such awards, including the performance objectives to be achieved during such period and the determination of whether and to what degree such objectives have been attained. Unless otherwise determined by the compensation committee, participants are entitled to receive, either currently or at a future date, all dividends and other distributions paid with respect to the incentive stock and, if and to the extent determined by the compensation committee, either to be credited with or receive currently an amount equal to dividends paid with respect to the corresponding number of shares covered by the incentive units.

Stock in Lieu of Cash. The Plan authorizes the compensation committee to grant awards of Common Stock to executive officers in lieu of all or a portion of an award otherwise payable in cash pursuant to any bonus or incentive compensation plan of the Company, based on the fair market value of the Common Stock.

Amendment and Termination. The Plan will terminate not later than ten years from the date of its adoption. The board of directors or the compensation committee may amend, suspend or terminate the Plan or any portion of it at any time. However, no amendment may be made to the Plan without shareholder approval if such amendment would (1) increase the number of shares of Common Stock subject to the Plan, (2) change the price at which awards may be granted, or (3) remove the administration of the Plan from the compensation committee.

Federal Income Tax Considerations

The following summary of the federal income tax consequences of 2004 Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss, state, local or non-U.S. tax consequences except as set forth below.

Nonqualified Stock Options. The grant of a nonqualified stock option under the 2004 Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the participant's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

Incentive Stock Options. Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (referred to as the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

In the year of the disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

Restricted Stock. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

Stock Appreciation Rights. Recipients of stock appreciation rights ("SARs") generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such exercise. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of an SAR. Participants will recognize gain upon the disposition of any shares received on exercise of an SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

Restricted Stock Units. Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

Israeli Income Tax Considerations

The following summary of the income tax consequences for our employees residing in the State of Israel of awards granted under the 2004 Plan is based upon Israeli income tax laws in effect on the date of this Proxy Statement. These tax consequences will not apply in any way to individuals who are not residents of the State of Israel or who are not deemed to be residents of the State of Israel for the payment of tax.

Approved 102 Awards

Approved 102 Awards are governed by Section 102(b) of Israel's Income Tax Ordinance (New Version), 1961 (the "Ordinance") and will be held by a trustee for the benefit of the award holders for the requisite holding period under Section 102, which is two years following the end of the tax year in which the awards were granted to the award holder, with respect to a CGA (as defined below) and which is one year following the end of the tax year in which the awards were granted to the award holder with respect to an OIA (as defined below). Under current tax laws in effect in the State of Israel, the award holders will not be required to recognize income for Israeli income tax purposes at the date of grant of Approved 102 Awards or at the date of exercise of such awards. The release of an Approved 102 Award (or of a share received on the exercise thereof) from the trustee to the award holder, or the sale of an Approved 102 Award (or of a share received on the exercise thereof), whichever is earlier, is a taxable event under Israeli law. The grant of Approved 102 Awards is subject to approval by Israel's Income Tax Authorities. In addition, CGAs and OIAs may not be granted simultaneously, and our election of the type of Approved 102 Awards to be granted under the Plan has to be filed with the Israeli Tax Authorities at least 30 days before the first date of grant of Approved 102 Awards. Such election will become effective as of the first date of grant of an Approved 102 Award under the Plan and shall remain in effect at least until the end of the year following the year during which we first granted an Approved 102 Award. Our election shall not prevent us from also granting Unapproved 102 Awards at any time or from time to time. Approved 102 Awards may either be classified as a capital gain award ("CGA") or an ordinary income award ("OIA").

CGA

With respect to a CGA, the award holder will realize a capital gain in an amount equal to the spread between (i) the fair market value of the share purchased upon such exercise, on the date such share is sold or released from trust, as the case may be, and (ii) the exercise price of the award. Capital gains realized will be taxed at a flat rate of 25%. In cases where the exercise price of awards is lower than the fair market value of the Company's shares on the date of grant, the excess of the fair market value of the shares on the date of grant over the exercise price (the "Rebate") shall be considered as compensation income. Upon the sale of shares received following the exercise of awards or upon release from the trust, whichever is earlier, the taxable gain shall be taxed in two parts:

(i) The Rebate will be taxable as ordinary income, and the award holder will be subject to social taxes and income tax rates will be determined in accordance with the award holder’s marginal tax rates; and

(ii) The difference between (i) the fair market value of the share on the date such shares were sold or released from the trust, as the case may be, and (ii) the exercise price of the award (plus the Rebate) shall be taxable as capital gain at a flat rate of 25%. Furthermore, the capital gains upon the sale of the shares will not be subject to Israeli social taxes.

For so long as the shares received upon exercise of the awards are held in trust, there will be no taxable event. However, if such shares are transferred from the trust to the award holder, a taxable event will then occur. If the award holder then sells such shares, a second taxable event will occur. To the extent the shares received following the exercise of awards are sold during the holding period required under Section 102 of the Ordinance, the taxable gain will be considered as ordinary income and will be subject to social taxes. Income tax rates will be determined in accordance with the award holder’s marginal tax rates.

OIA

With respect to an OIA, the award holder will recognize compensation income, taxable as ordinary income in an amount equal to the difference between (i) the fair market value of the share purchased upon such exercise, on the date such share is sold or released from trust, as the case may be, and (ii) the exercise price of the award. Furthermore, the compensation income upon the sale of the shares will be subject to Israeli social taxes. Income tax rates will be determined in accordance with the award holder’s marginal tax rates. For so long as the shares received upon exercise of the awards are held in trust, there will be no taxable event. However, if such shares are transferred from the trust to the award holder, a taxable event will then occur. If the award holder then sells such shares, a second taxable event will occur. To the extent the shares received following exercise of awards are sold during the trust period applicable to OIAs, the award holder will recognize ordinary income at the time of such sale or transfer equal to the higher of the tax liability on the grant date or the tax liability upon disposition or transfer.

Unapproved 102 Awards

Unapproved 102 Awards are governed by Section 102(c) of the Ordinance and are not required to be held by a trustee. With respect to non-traded awards, the award holder will recognize compensation income, taxable as ordinary income at his or her marginal tax rate upon the sale of shares received following the exercise of awards. Furthermore, the compensation income upon the sale of the shares will be subject to Israeli social taxes.

New Plan Benefits

Because awards under the 2004 Plan, as amended, will be granted at the sole discretion of the Compensation Committee of the Board of Directors, we cannot determine at this time either the persons who will receive awards under the 2004 Plan or the amount or types of any such awards.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote for this proposal at the Annual Meeting is required to approve the increase in the aggregate number of shares of Common Stock for which awards may be granted under the 2004 Plan. Proxies solicited by the Board of Directors will be voted in favor of the amendment unless a stockholder has indicated otherwise on the proxy. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal. Thus, any shares not voted by a customer will be treated as a broker non-vote, and such broker non-votes will have no effect on the results of this vote.

The Board of Directors unanimously recommends that stockholders vote FOR the approval of the amendment to the 2004 Stock Incentive Plan.

PROPOSAL # 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Notice Item 4)

General

Subject to ratification by our stockholders, on the recommendation of the Audit Committee, the Board has reappointed Brightman Almagor & Co., a member firm of Deloitte Touche Tohmatsu, as independent auditors to audit our financial statements for the fiscal year ending December 31, 2008.

Representatives of Brightman Almagor & Co. are invited to the Meeting and will have an opportunity to make a statement if they so desire and may be available to respond to appropriate questions.

Vote Required and Recommendation of the Board of Directors

The ratification of the selection of Brightman Almagor & Co. as our independent auditors for the fiscal year ending December 31, 2008, will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the Meeting, in person or represented by proxy, and entitled to vote.  In determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal.  Broker non-votes will be disregarded and will have no effect on the outcome of the vote.

The Board believes that a vote for the proposal to ratify the appointment by the Board of the independent auditors as described above is in the best interests of our stockholders and us and unanimously recommends a vote “FOR” such proposal.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Brightman Almagor & Co. for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2007, and December 31, 2006, and fees billed for other services rendered by Brightman Almagor & Co. during those periods.

	2007	2006
Audit fees	$65,000	$62,500
Audit-related fees	−	−
Tax fees	16,500	18,500
Other fees	−	−
Total	$81,500	$81,000

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees we paid Brightman Almagor & Co. for professional services for the audit of our annual financial statements and review of financial statements included in our quarterly reports filed with the SEC, as well as for work generally only the independent auditor can reasonably be expected to provide, such as statutory audits and consultation regarding financial accounting and/or reporting standards; “audit-related fees” are fees billed by Brightman Almagor & Co. for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees billed by Brightman Almagor & Co for any services not included in the first three categories.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.           Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.           Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.           Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.           Other services are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

EXECUTIVE OFFICERS

Set forth below is a brief description of the present and past business experience of each of the persons who currently serve as our executive officers or key employees who are not also serving as directors.

Richard Grant, 44, Chief Financial Officer and Treasurer. Mr. Grant joined deltathree in January 2006. Mr. Grant is a Certified Public Accountant. Prior to his employment with deltathree,  Mr. Grant was a co-founder and Chief Financial Officer of Tel2Net, Inc., a technology infrastructure service company. From 2001 through 2003, Mr. Grant served as a Senior Manager for Marotta, Gund, Budd and Dzera LLP, a business restructuring consulting company where he served in various roles as temporary Chief Financial Officer and Chief Restructuring Officer for various companies that he helped restructure. Prior to Marotta, Gund, Mr. Grant was a Senior Manager at KPMG LLP in the Audit Advisory Services Group, and a Senior Manager at Arthur Andersen LLP in the Transaction Advisory Services Group. Mr. Grant earned a B.A. in Business Administration-Accounting at Adelphi University.

Effi Baruch, 33, Senior Vice President of Operations and Technology. In January 2007, Mr. Baruch became our Senior Vice President of Operations and Technology. Mr. Baruch has been with deltathree since 1998. Mr. Baruch began working with deltathree as an engineer in the Network Operation Center (NOC), and soon after specialized in the management of data networks and security at the Wide Area Network (WAN) department. During the past four years he has headed the deltathree VoIP data and security departments, along with managing the overall responsibility of the total uptime in the deltathree worldwide network. Mr. Baruch received his B.A. in Computer Science from Hadassah College and is a CCNP (Cisco Certified Network Professional).

Peter Friedman, 38, General Counsel and Secretary. Mr. Friedman joined deltathree in October 2007. Mr. Friedman’s experience is in the areas of securities offerings and compliance, mergers and acquisitions, corporate governance, venture capital financing, technology licensing, joint ventures, and general corporate and commercial matters. Before joining deltathree, Mr. Friedman served as Senior Associate of Outside Counsel Solutions, a division of IDT Corporation that outsources U.S. legal services. Prior to that, Mr. Friedman was associated with the law firms of Weil, Gotshal & Manges, LLP, Lowenstein Sandler PC and Kronish Lieb Weiner & Hellman, LLP. Mr. Friedman holds a B.A. from Brown University and a J.D. from New York University School of Law.

Dan Antebi, 38, Senior Vice President of Sales and Marketing. Mr. Antebi joined deltathree in May 2008, and brings more than 13 years of experience in management, international and domestic sales and marketing. In his most recent position prior to joining deltathree, Mr. Antebi headed an independent consultancy firm assisting international companies in the European telecom domain.  Prior to that, Mr. Antebi served as a Senior Director and Region Manager for Comverse Ltd., a provider of software and systems enabling network based multimedia communications services.  Mr. Antebi holds a BEng (Honors) in Electronics Engineering, specializing in Telecommunications and Networks, from the University of Warwick, UK, and an MBA, from the University of London, Imperial College. Mr. Antebi is an associate member of the Institute of Electrical and Electronics Engineers, Inc. (IEEE), UK and is a Chartered Engineer at the Israeli Society of Engineers.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table shows the total compensation accrued during the fiscal year ended December 31, 2007 to (1) our Chief Executive Officer during 2007 (principal executive officer, principal financial officer, and principal accounting officer), and (2) our two next most highly compensated executive officers whose total compensation exceeded $100,000 during the fiscal year ended December 31, 2007. The table includes one former executive who would have been among the three most highly compensated executive officers except for the fact that he was not serving as an executive officer of the Company as of the end of 2007.   These executive officers are referred to in this Proxy Statement as our “named executive officers”.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Shimmy Zimels, Former Chief Executive Officer and President (former principal executive officer, principal financial officer and principal accounting officer)	2007	258,005	(1)	0	0	0	0	258,005
Guy Gussarsky (2), Former Executive Vice President of Sales and Business Development	2007	13,015	(3)	0	0	0	0	13,015
Richard Grant, Chief Financial Officer and Treasurer	2007	175,000		0	0	0	0	175,000

(1)	Mr. Zimels was entitled to receive a base salary of $264,971, but voluntarily waived his right to receive any additional salary for 2007.

(2)	Mr. Gussarsky resigned effective as of February 14, 2007.

(3)	Includes both base and commission components of Mr. Gussarsky’s salary.

Employment Agreement with Mr. Dror Gonen

We currently have an employment agreement in place with Mr. Gonen, our Chief Executive Officer and President, with the following principal terms:

•	The agreement is effective from on or about May 1, 2008, through April 30, 2012.

•
Pursuant to the agreement, Mr. Gonen is entitled to receive a base salary of $250,000. Such base salary is increased on January 15 of each year by an amount equal to the base salary then in effect multiplied by the applicable cost of living index of the immediately-preceding year. The employee’s base salary, as adjusted for cost of living increases, may be further increased at the option and in the discretion of our Board.

•
If Mr. Gonen’s employment is terminated by us without cause or by Mr. Gonen for good reason (which includes, without limitation, a reduction in salary and/or bonus opportunity, a change of control and a material reduction in duties and responsibilities), Mr. Gonen will be entitled to receive (i) previously earned (but unpaid) salary, (ii) vested benefits and (iii) a payment equal to fifty percent (50%) of his annual base salary in effect immediately prior to the termination date.

Upon commencement of his employment, Mr. Gonen received options to purchase 1,000,000 shares of the Common Stock under the 2004 Stock Incentive Plan at the fair market value of the underlying shares. Options to purchase 250,000 shares shall vest upon the one-year anniversary of the commencement date of Mr. Gonen’s employment, and options to purchase 65,000 shares shall vest in quarterly installments over a period of three years thereafter. The options are immediately exercisable in full upon a change of control, and following any termination of the Mr. Gonen’s employment (other than for cause) shall remain exercisable for the lesser of one year and the remaining term of the options. Mr. Gonen shall be eligible to receive bonuses under the Company’s Amended and Restated 1999 Performance Incentive Plan, a portion of which shall be dependent upon the achievement by the Company of certain goals and a portion of which shall be determined by the Compensation Committee in its discretion. Mr. Gonen also receives benefits and perquisites that are generally provided to other senior officers of the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on December 31, 2007, to each of the named executive officers named in the Summary Compensation Table.

	Option Awards					Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Shimmy Zimels	12/31/2000	130,000			1.38	12/31/2008
	3/16/2001	39,000			1.13	3/16/2008
	3/12/2002	100,000			1.02	3/12/2009
	11/4/2003	85,000			1.76	11/4/2010
	12/22/2004	80,000			2.86	12/22/2014
	7/31/2006						21,600	(2)	8,662	(3)

Guy Gussarsky(4)	7/31/2006						25,000		0

Richard Grant	1/23/2006	16,666	33,334	(5)	3.02	1/23/2016

(1)	For better understanding of this table, we have included an additional column showing the grant date of the stock options and the restricted shares of common stock.

(2)
Restricted shares of our common stock were granted on July 31, 2006 and vest as follows: 8,400 shares vested on July 31, 2007, and 9,934 shares shall vest on July 31, 2008. The balance of the restricted shares granted shall be forfeited pursuant to the terms of Mr. Zimels' severance arrangement with the Company.

(3)
The market value of the stock awards is determined by multiplying the number of shares times $0.401, the closing price of our common stock on The Nasdaq Capital Market on December 31, 2007, the last day of our fiscal year.

(4)	Mr. Gussarsky resigned effective as of February 14, 2007.

(5)	Options to purchase 16,666 shares of common stock vested on each of January 23, 2007, and January 23, 2008. The remaining options will vest on January 23, 2009.

Director Compensation

The following table shows the total compensation accrued during the fiscal year ended December 31, 2007, to each of our directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Noam Bardin	15,000	23,755(2)	0	38,755
Ilan Biran	15,000	18,796(3)	0	33,796
Benjamin Broder	15,000	15,336(4)	0	30,336
Lior Samuelson	15,000	15,336(5)	0	30,336
Shimmy Zimels (6)	0	0	0	0

(1)
Represents the aggregate compensation expense accrued by us (i) in the first, second and third quarters of fiscal year 2007 for restricted stock awards granted to our non-employee directors on September 8, 2006, and (ii) the fourth quarter of 2007 for restricted stock awards granted to our non-employee directors on September 4, 2007. See Note 2(p) and Note 9 to our audited consolidated financial statements included elsewhere in this annual report for details as to the assumptions used to determine the fair value of the stock awards.

(2)
Represents the compensation expense accrued by us in fiscal year 2007 in connection with the issuances of 12,000 and 24,000 restricted shares of our common stock on September 8, 2006, and September 4, 2007, respectively, for chairman and board services and for services as a member of the audit committee, in each case until the Company's next annual stockholders' meeting, calculated in accordance with SFAS 123R. Mr. Bardin forfeited 7,636 of the restricted shares granted to him on September 4, 2007, when he resigned from the position of Chairman of the Board on February 1, 2008. The remainder of the restricted shares granted to him on September 4, 2007, fully vest on September 4, 2008. The restricted share grants were made pursuant to the 2006 Non-Employee Director Stock Plan.

(3)
Represents the compensation expense accrued by us in fiscal year 2007 in connection with the issuances of 10,000 and 16,000 restricted shares of our common stock on September 8, 2006, and September 4, 2007, respectively, for board and committee chairman services, in each case until the Company’s next annual stockholders’ meeting, calculated in accordance with SFAS 123R. The restricted shares granted on September 4, 2007, fully vest on September 4, 2008. The restricted share grants were made pursuant to the 2006 Non-Employee Director Stock Plan.

(4)
Represents the compensation expense accrued by us in fiscal year 2007 in connection with the issuances of 8,000 and 14,000 restricted shares of our common stock on September 8, 2006, and September 4, 2007, respectively, for board and committee chairman services, in each case until the Company’s next annual stockholders’ meeting, calculated in accordance with SFAS 123R. The restricted shares granted on September 4, 2007, fully vest on September 4, 2008.  The restricted share grants were made pursuant to the 2006 Non-Employee Director Stock Plan.

(5)
Represents the compensation expense accrued by us in fiscal year 2007 in connection with the issuances of 8,000 and 14,000 restricted shares of our common stock on September 8, 2006, and September 4, 2007, respectively, for board and audit committee services, in each case until the Company's next annual stockholders’ meeting, calculated in accordance with SFAS 123R. Mr. Samuelson forfeited $9,909 of the cash compensation and 8,909 of the restricted shares granted to him on September 4, 2007, when he assumed the position of Chairman of the Board on February 1, 2008, and entered into the Chairman Employment Agreement with the Company, pursuant to which Mr. Samuelson receives his sole compensation from the Company. The remainder of the restricted shares granted to him on September 4, 2007, fully vest on September 4, 2008. The restricted share grants were made pursuant to the 2006 Non-Employee Director Stock Plan.

(6)
During the fiscal year ended December 31, 2007, Mr. Zimels was a management director, who was not entitled to any fees or awards other than the compensation he received as our Chief Executive Officer and President. See “Executive Compensation - Summary Compensation Table” in this Proxy Statement for further information.

Director Compensation Policy

 At our Annual Meeting on September 4, 2007, each of our then-non-employee directors (Noam Bardin, Ilan Biran, Benjamin Broder and Lior Samuelson) became eligible to receive $15,000 for their services as directors through the date of our next annual stockholders' meeting. On February 1, 2008, Mr. Samuelson became the Chairman of the Board and entered into the Chairman Employment Agreement with the Company, pursuant to which Mr. Samuelson receives his sole compensation from the Company. Directors are reimbursed for the expenses they incur in attending meetings of the Board and Board committees.

We reimburse each member of our Board of Directors who is not an employee for reasonable travel and other expenses in connection with attending meetings of the Board of Directors.

Prior to our annual stockholders' meeting on September 8, 2006, our non-employee directors also received grants of stock options pursuant to our 2004 Non-Employee Director Stock Option Plan. This option plan is described above in “Proposal #3 – Amendment to the 2004 Stock Incentive Plan to Increase the Aggregate Number of Shares for which Awards may be Granted under the Plan.” At our 2006 Annual Meeting, our stockholders approved, based on our Board’s recommendation, the 2006 Non-Employee Director Stock Plan. The 2006 Non-Employee Director Stock Plan replaced our 2004 Non-Employee Director Stock Option Plan which was terminated, except with respect to outstanding options previously granted thereunder. The 2006 Non-Employee Director Stock Plan is described above in “Proposal #2 - Amendment to the 2006 Non-Employee Director Stock Plan to Increase the Number of Restricted Shares Granted to Each Non-Employee Director under the Plan.”

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to shares of our common stock that may be issued under our equity compensation plans in effect as of December 31, 2007.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column) (2)
Equity Compensation Plans Approved by Security Holders (3)	1,560,020	$1.91	3,337,875
Equity Compensation Plans Not Approved by Security Holders	N/A	N/A	N/A
Total	1,560,020	$1.91	3,337,875

(1)	Does not include 178,540 restricted shares of our common stock that had been granted under our equity compensation plans as of December 31, 2007.

(2)
During the first quarter of 2008, we issued to our employees under our 2004 Stock Incentive Plan restricted units to acquire 240,000 shares of our common stock and options to acquire approximately 1,4000,000 shares of our common stock.

(3)
These plans consist of our 2004 Stock Incentive Plan and 2006 Non-Employee Director Stock Plan. The table also includes information for our 1999 Directors’ Plan and our 1999 Employee Stock Incentive Plan, both of which have expired. Additionally, our 2004 Non-Employee Director Stock Option Plan was terminated, except with respect to outstanding options previously granted thereunder.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We are not, and have not been during the last two fiscal years, a party to any related-party agreements.  All transactions between us and our officers, directors, principal stockholders and affiliates must be reviewed and approved in advance by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of Common Stock and other equity securities. Directors, officers and holders of more than 10% of any class of our equity securities are required by SEC regulations to furnish us with all Section 16(a) forms they file.

To our knowledge, based solely upon our review of the copies of such reports furnished to us, we believe that all of our directors, officers and greater than 10% stockholders have complied with the applicable Section 16(a) reporting requirements except that one report of change in beneficial ownership, covering one transaction, was filed late by Ilan Biran in 2007.

CODE OF CONDUCT AND ETHICS

On March 25, 2004, we adopted a Corporate Code of Conduct and Ethics applicable to all employees and directors of deltathree, including our principal executive officer, principal financial and accounting officer and controller. There were no changes made to the Corporate Code of Conduct and Ethics during 2007. The text of the Corporate Code of Conduct and Ethics is posted on the Corporate Governance section of our website at www.deltathree.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at deltathree, Inc., 75 Broad Street, New York, New York 10004. We intend to post on our website and include in a Current Report on Form 8-K filed with the SEC any amendments to, or waivers from, our Code of Conduct and Ethics that apply to our principal executive officer, principal financial and accounting officer and controller. We have all of our new employees certify that they have read and understand our Corporate Code of Conduct and Ethics, and, periodically, we also ask our existing employees to certify that they have reviewed our Corporate Code of Conduct and Ethics.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, which in certain circumstances may require the inclusion of qualifying proposals in our Proxy Statement. For such proposals to be considered for inclusion in the Proxy Statement and proxy relating to our 2009 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by us no later than February 14, 2009.  Such proposals should be directed to us at 75 Broad Street, 31st Floor, New York, New York 10004.

Except in the case of proposals made in accordance with Rule 14a-8, our Amended and Restated By-laws require that stockholders desiring to bring any business before our 2009 Annual Meeting of Stockholders deliver written notice thereof to us not less than 90 days nor more than 120 days prior to such meeting and comply with all other applicable requirements of the By-laws.  However, in the event that our 2009 Annual Meeting is called for a date that is not within 30 days before or after the date of the Meeting, the notice must be received by the close of business on the 10th day following the public disclosure of the date of the annual meeting or the mailing of notice of the annual meeting.

OTHER MATTERS

The Board knows of no matters other than those described herein that will be presented for consideration at the Meeting and does not intend to bring any other matters before the Meeting.   However, should any other matters properly come before the Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy card to vote in accordance with their best judgment in the interests of the Company.

MISCELLANEOUS

We will bear all costs incurred in the solicitation of proxies.  In addition to the solicitation by mail, our officers and employees may solicit proxies by mail, facsimile, telephone or in person, or by other means of communication, without additional compensation.  We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

Additional copies of our annual report will be furnished at no charge upon receipt of a written or oral request addressed to deltathree, Inc., 75 Broad Street, 31st Floor, New York, New York 10004.

By Order of the Board of Directors,

Peter Friedman
General Counsel and Secretary
Jerusalem, Israel
June 13, 2008

Appendix A
DELTATHREE, INC.
AMENDED AND RESTATED 2006 NON-EMPLOYEE DIRECTOR STOCK PLAN
(as amended and restated July 28, 2008)

1.       Purposes.

The purpose of the deltathree, Inc. Amended and Restated 2006 Non-Employee Director Stock Plan (the “Plan”) is to enable deltathree, Inc. (the “Company”) to attract, retain and motivate the best qualified directors and to enhance a long-term mutuality of interest between the directors and stockholders of the Company by granting them Restricted Stock.  On the Effective Date, this Plan shall replace the original deltathree, Inc. 2006 Non-Employee Director Stock Plan.  The original deltathree, Inc. 2006 Non-Employee Director Stock Plan replaced the deltathree, Inc. 2004 Non-Employee Director Stock Option Plan, as amended, which was terminated except with respect to any outstanding Options previously granted thereunder.

2.       Definitions.

Unless the context requires otherwise, the following words as used in the Plan shall have the meanings ascribed to each below, it being understood that masculine, feminine and neuter pronouns are used interchangeably, and that each encompasses the others.

"Affiliate" shall mean a corporation which is a parent or subsidiary of the Company, direct or indirect.

"Award" shall mean any shares of Restricted Stock awarded under the Plan.

"Board" shall mean the Board of Directors of the Company.

"Class A Common Stock" shall mean the Class A common shares of the Company, par value $.001 per share.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Company" shall mean deltathree, Inc., a Delaware corporation, and any successor thereto.

"Effective Date" shall have the meaning ascribed to it in Section 3 hereunder.

"Eligible Director" shall mean the Chairman of the Board (so long as such person receives no compensation for his services to the Company or any of its subsidiaries other than as a non-executive Chairman) and any director of the Company who is not an employee of the Company or any of its subsidiaries.

"Guidelines for Board Service" shall mean the description of duties that each Eligible Director must perform during his or her term of service as a member of the Board. Such Guidelines will be proposed, and updated from time to time, by the Board prior to the annual meeting of stockholders each year.

"Option" shall mean the right to purchase Shares at a stated price for a specified period of time.

"Restricted Period" shall mean the period during which a grant of Restricted Stock is subject to forfeiture.

"Restricted Stock" shall mean any Award of Class A Common Stock granted under the Plan which becomes vested and nonforfeitable, in whole or in part, upon the completion of such period of service as described in this Plan.

"Share" shall mean a share of Class A Common Stock.

3.       Effective Date.

The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is approved by the stockholders of the Company.

4.       Administration.

(a) Powers of the Board. This Plan shall be administered by the Board. The Board may delegate its powers and functions hereunder to a duly appointed committee of the Board. The Board shall have full authority to interpret this Plan; to establish, amend and rescind rules for carrying out this Plan; to administer this Plan; to incorporate in any Restricted Stock agreement such terms and conditions, not inconsistent with this Plan, as it deems appropriate; to construe the respective Restricted Stock agreements and this Plan; and to make all other determinations and to take such steps in connection with this Plan as the Board, in its discretion, deems necessary or desirable for administering this Plan. All expenses incurred in the administration of the Plan, including, but not limited to, for the engagement of any counsel, consultant or agent, shall be paid by the Company.

(b) Disinterested Status. Notwithstanding the foregoing, neither the Board, any committee thereof nor any person designated pursuant to (c) below shall take any action that would cause any director who is a "Non-Employee Director" for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, as then in effect or any successor provisions ("Rule 16b-3"), to cease to be a "Non-Employee Director," with regard to this Plan or any other stock option or other equity plan of the Company. In particular, neither the Board nor any committee thereof shall have any discretion as to

(i) the selection of Eligible Directors as eligible to receive awards pursuant to the Plan; or

(ii) the number of shares of Restricted Stock to be awarded pursuant to Section 6.

(c) Delegation. The Board may designate the Secretary of the Company, other officers or employees of the Company or competent professional advisors to assist the Board in the administration of this Plan, and may grant authority to such persons to execute agreements or other documents on its behalf.

(d) Agents and Indemnification. The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. No member or former member of the Board or any committee thereof or any person designated pursuant to paragraph (c) above shall be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law and the Company's Certificate of Incorporation and Bylaws, each member or former member of the Board or any committee thereof or any person designated pursuant to (c) above shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees, which shall be paid by the Company when incurred) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with this Plan, unless arising out of such person's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the person may have as a director, officer or employee or under the Certificate of Incorporation of the Company or the Bylaws of the Company.

5.       Shares; Adjustment upon Certain Events.

(a) Shares Available. Shares to be issued under this Plan shall be made available, at the discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by the Company.  The aggregate number of Shares that may be issued under this Plan, from time to time, shall be 500,000 Shares, subject to any adjustments provided hereunder.  If the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to an Award, or if any Shares of an Award are forfeited, or otherwise cancelled or terminated, such Shares which were subject to such Award shall again be available for issuance from time to time pursuant to this Plan.

(b) No Limit on Corporate Action. The existence of this Plan and shares of Restricted Stock granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting common shares, the dissolution or liquidation of the Company or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding.

(c) Adjustments upon Certain Events. In the event of any Share dividend or Share split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change, the aggregate number of Shares available for Awards of Restricted Stock under Section 5(a), the number of shares of Restricted Stock underlying any outstanding Awards or future Awards pursuant to Section 6 shall be appropriately adjusted.

(d) No Adjustment If Value Received. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of shares of Restricted Stock or future Awards of shares of Restricted Stock pursuant to Section 6.

6.       Awards.

(a)  Initial Awards.  Each individual who becomes an Eligible Director after the Effective Date shall be automatically granted ten thousand (10,000) shares of Restricted Stock (“Initial Award”) on the date such Eligible Director joins the Board.

(b) Subsequent Awards. On the first business day after each annual meeting of stockholders of the Company occurring during the term of the Plan commencing with the annual meeting of stockholders in 2007, each Eligible Director who meets the Guidelines for Board Service and who continues to be an Eligible Director following such annual meeting shall automatically be granted ten thousand (10,000) shares of Restricted Stock (a “Subsequent Award”); provided that no Subsequent Award shall be made to any Eligible Director who has not served as a director of the Company, as of the time of such annual meeting, for at least six (6) months.

(c) Committee Chairman Awards.

(i)      Each Eligible Director who is appointed as chairman of a standing committee of the Board after the Effective Date (and has not served as the chairman of such committee immediately prior to the appointment) shall be automatically granted eight thousand (8,000) shares of Restricted Stock ("Initial Committee Chairman Award") on the date of such appointment.

(ii)     Each Eligible Director who continues to serve as a chairman of a standing committee of the Board and who meets the Guidelines for Board Service, immediately following each annual meeting of the Company's stockholders, commencing with the annual meeting of the Company's stockholders in 2007, shall be granted an additional eight thousand (8,000) shares of Restricted Stock (a "Committee Chairman Award"); provided that: (1) no Committee Chairman Award shall be made to any Eligible Director who has not served as a director of the Company, as of the time of such annual meeting, for at least six (6) months, and (2) no Committee Chairman Award shall be made to any Eligible Director who has received a Committee Chairman Award for such service on the same committee within the past six (6) months. Each such Committee Chairman Award shall be made on the first business day after each annual stockholders' meeting in question.

(d) Audit Committee Service Awards.

(i)      Each Eligible Director who is appointed as a member of the audit committee of the Board after the Effective Date (and has not served as a member of the audit committee immediately prior to the appointment) shall be automatically granted eight thousand (8,000) shares of Restricted Stock ("Initial Audit Committee Award") on the date of such appointment.

(ii)     Each Eligible Director who continues to serve as a member of the audit committee of the Board and who meets the Guidelines for Board Service immediately following each annual meeting of the Company's stockholders,  commencing with the annual meeting of the Company’s stockholders in 2007, shall be granted eight thousand (8,000) shares of Restricted Stock (an "Audit Committee Service Award"); provided that: (1) no Audit Committee Service Award shall be made to any Eligible Director who has not served as a director of the Company, as of the time of such annual meeting, for at least six (6) months, and (2) no Audit Committee Award shall be made to any Eligible Director who has received an Audit Committee award for such service within the past six (6) months.  In addition, the chairman of the audit committee of the Board shall be granted an additional four thousand (4,000) shares of Restricted Stock (an "Audit Committee Chairman Award").  Each such Audit Committee Service Award and Audit Committee Chairman Award shall be made on the first business day after each annual stockholders' meeting in question.

(e)  Chairman of the Board Award.

(i)  An Eligible Director who is appointed as the chairman of the full Board after the Effective Date (and has not served as the chairman immediately prior to the appointment) shall be automatically granted twelve thousand (12,000) shares of restricted Stock ("Initial Chairman of the Board Award") on the date of such appointment.

(ii)  An Eligible Director who continues to serve as the chairman of the full Board and who meets the Guidelines for Board Service immediately following each annual meeting of the Company's stockholders, commencing with the annual meeting of the Company’s stockholders in 2007, shall be granted twelve thousand (12,000) shares of Restricted Stock (a "Chairman of the Board Award"); provided that:  (1) no Chairman of the Board Award shall be made to any Eligible Director who has not served as a director of the Company, as of the time of such annual meeting, for at least six (6) months; and (2) no Chairman of the Board Award shall be made to any Eligible Director who has received a Chairman of the Board Award for such service within the past six (6) months.  Each such Chairman of the Board Award shall be made on the first business day after each annual stockholders' meeting in question.

(f) Restricted Stock Agreement. The Award or Restricted Stock shall be evidenced by a written or electronic agreement containing the terms of this Section 6 and any other terms as required by law.

(g)  Restricted Period and Procedure.  The Restricted Period applicable to any Award of Restricted Stock granted under this Plan shall lapse, and the shares related to such award shall become freely transferable and fully vested on the first anniversary of the date of grant.  Any certificates issued in respect of Restricted Stock shall be registered in the name of the Eligible Director and deposited by such Eligible Director, together with a stock power endorsed in blank, with the Company.  At the expiration of the Restricted Period with respect to any award of Restricted Stock, unless otherwise forfeited, the Company shall deliver such certificates to the Eligible Director or to the Eligible Director's legal representative.

(h)  Delivery of Shares.  Upon the expiration or termination of the Restricted Period, the restrictions applicable to the Restricted Stock shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Eligible Director or the Eligible Director's beneficiary or estate, as the case may be.  No payment will be required to be made by the Eligible Director upon the delivery of such shares of Common Stock, except as otherwise provided in Section 12(e) of the Plan.  The stock certificates may bear such legend or legends as the Board, in its discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act of 1933, as amended, or to implement the provisions of any agreements between the Company and the Eligible Director with respect to such shares.

(i) Termination of Director Status.   If an Eligible Director ceases to serve as a member of the Board for any reason (including, resignation, failure to stand for re-election or failure to be re-elected), any award of Restricted Stock shall become vested and nonforfeitable as to that number of shares which is equal to the number of shares of Class A Common Stock subject to such Award times a fraction, the numerator of which is the number of days actually served as an Eligible Director during the Restricted Period and the denominator of which is the total number of  days during  the  Restricted  Period.  Any portion of any Restricted Stock that has not become nonforfeitable at the date of an Eligible Director's termination of service shall be forfeited as of such date.

(j) Change in Control. Notwithstanding anything to the contrary in the Plan, any Restricted Period applicable to shares of Restricted Stock shall lapse and any shares underlying the Restricted Stock shall become vested in full upon a “change in control.” For purposes of this Section, a "change in control" shall arise if, at any time while the Eligible Director is a member of the Company's Board of Directors any one or more of the following events occurs:

(i) The Company is merged, consolidated or reorganized into or with another corporation, or other entity and, as a result thereof, less than 50% of the outstanding stock or other capital interests of the surviving, resulting or acquiring corporation, person, or other entity is owned, in the aggregate, by the stockholder or stockholders of the Company immediately prior to such merger, consolidation or reorganization; or

(ii) The Company sells all or substantially all of its business or assets (or both) to any other corporation, person, or other entity, less than 50% of the outstanding, voting stock or other capital interests of which are owned, in the aggregate, by the stockholders of the Company, directly or indirectly, immediately prior to or after such sale.

(iii) Any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) other than a Person who is an Affiliate as of the Effective Date becomes the "Beneficial Owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities (excluding for this purpose the Company or its Affiliates or any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve.

7.       Transferability of Awards.

Unless the Restricted Period has expired, no Award shall be transferable by the Eligible Director otherwise than by will or under the applicable laws of descent and distribution, unless such transfer shall be (a) acceptable under Rule 16b-3 and is approved by the Board or its authorized delegate or (b) if the agreement pursuant to which an Award is made so provides, by gift or domestic relations order, to (i) the spouse, children or grandchildren of such Eligible Director (collectively, "Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members, or (iii) a partnership or limited liability company in which such Family Members and trusts for the exclusive benefit of such Family Members are the only partners or members, as the case may be. In addition, no Award shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise) and no Award shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Award, or in the event of any levy upon any Award by reason of any attachment or similar process, in either case contrary to the provisions hereof, such Award shall immediately become null and void.

8.       Rights as a Stockholder; Dividend Equivalents.

Eligible Directors granted shares of Restricted Stock shall be entitled to receive, either currently or at a future date, as specified by the Board, all dividends and other distributions paid with respect to those shares, provided that if any such dividends or distributions are paid in shares of Common Stock or other property (other than cash), such shares and other property shall be subject to the same forfeiture restrictions and  restrictions on transferability as apply to the shares of Restricted  Stock with respect to which  they were  paid.

9.       Determinations.

Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Board shall be final and binding for all purposes and upon all persons, including, without limitation, the Company, the directors, officers and other employees of the Company, the Eligible Director and the respective heirs, executors, administrators, personal representatives and other successors in interest of such persons.

10.      Termination, Amendment and Modification.

(a) Termination and Amendment. This Plan shall terminate at the close of business on September 23, 2014, unless sooner terminated by action of the Board or stockholders of the Company, and no Awards shall be granted under this Plan thereafter. The Board at any time or from time to time may amend this Plan to effect (i) amendments necessary or desirable in order that this Plan and the Awards shall conform to all applicable laws and regulations and (ii) any other amendments deemed appropriate. Notwithstanding the foregoing, (i) the provisions of the Plan relating to (A) the number of shares of Restricted Stock to be granted under the Plan  to any Eligible Director, (B) the timing of any Award and (C) the material terms of any such Award (including, without limitation, the time of any such grant) may not be amended without the approval of the Company's stockholders and (ii) the Board may not effect any amendment that would require the approval of the stockholders of the Company under any applicable laws or the listing requirements of The Nasdaq Stock Market (if applicable to the Company at the time such amendment is adopted or will be effective) unless such approval is obtained.

(b) No Effect on Existing Rights. Except as otherwise required by law, no termination, amendment or modification of this Plan may, without the consent of an Eligible Director or the permitted transferee of an Award, alter or impair the rights and obligations arising under any then outstanding Award held by such Eligible Director or the permitted transferee.

11.      Non-Exclusivity.

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, payments of cash amounts related to the tax liabilities arising directly or indirectly from the issuance of shares in respect of an Award granted to an Eligible Director hereunder.

12.      General Provisions.

(a) No Right to Serve as a Director. This Plan shall not impose any obligations on the Company to retain any Eligible Director as a director nor shall it impose any obligation on the part of any Eligible Director to remain as a director of the Company, provided that each Eligible Director by accepting each Award shall represent to the Company that it is his good faith intention to continue to serve as a director of the Company until the next annual meeting of stockholders and that he agrees to do so unless a change in circumstances arises.

(b) No Right to Particular Assets. Nothing contained in this Plan and no action taken pursuant to this Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company and any Eligible Director, the executor, administrator or other personal representative or designated beneficiary of such Eligible Director, or any other persons. Any reserves that may be established by the Company in connection with this Plan shall continue to be part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to an Eligible Director. To the extent that any Eligible Director or his executor, administrator, or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

(c) Beneficiary Designation. Each Eligible Director under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Eligible Director, shall be in a form prescribed by the Company, and will be effective only when filed by the Eligible Director in writing with the Company during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Eligible Director's death shall be paid to or exercised by the Eligible Director's surviving spouse, if any, or otherwise to or by his estate.

(d) Listing of Shares and Related Matters. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. If at any time the Board shall determine in its discretion that the listing, registration or qualification of the Shares covered by this Plan upon any national securities exchange or under any United States or non-United States federal, state or other law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the delivery of Shares under this Plan, no Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board. The Company, in its discretion, may require an Eligible Director to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules, and regulations.  The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards, and neither the Company nor its directors or officers shall have any obligation or liability to any person with respect to any Award (or Shares issuable thereunder) that shall lapse because of such postponement.

(e) Withholding Taxes. The Company shall have the right to make such provisions as it deems necessary or appropriate to satisfy any obligations it may have to withhold federal, state or local income or other taxes incurred by reason of the issuance of Shares under the Plan, including requiring an Eligible Director to reimburse the Company for any taxes required to be withheld or otherwise deducted and paid by the Company in respect of the issuance of Shares.

(f) Notices. Each Eligible Director shall be responsible for furnishing the Board with the current and proper address for the mailing of notices and delivery of agreements and Shares. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Eligible Director furnishes the proper address.

(g) Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

(h) Incapacity. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Board, the Company and other parties with respect thereto.

(i) Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

(j) Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

(k) Governing Law. This Plan shall be construed and enforced according to the laws of the State of New York.

Appendix B
DELTATHREE, INC.
2004 STOCK INCENTIVE PLAN
 (as amended and restated July 28, 2008)

This plan, as amended from time to time, shall be known as the deltathree, Inc. 2004 Stock Incentive Plan (the "Plan"). This Plan replaces the previous 1999 Stock Incentive Plan (the “1999 Plan”).

1.	Purpose

The purpose of the Plan is to foster and promote the long-term financial success of the Company and its Subsidiaries and materially increase shareholder value by:

(a)	motivating superior performance by means of performance-related incentives;

(b)	encouraging and providing for the acquisition of an ownership interest in the Company by Eligible Employees; and

(c)
enabling the Company to attract and retain the services of outstanding management team and other qualified and dedicated employees upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

2.	Definitions

For purposes of interpreting the Plan and related documents (including the Option Agreement and its appendices), the following definitions shall apply:

(a)	"Administrator" - means the Board or the Compensation Committee as shall be administering the Plan, in accordance with Section 3 hereof.

(b)	"Affiliate" - means a corporation which is a Parent or Subsidiary of the Company, direct or indirect.

(c)
"Applicable Laws" - means the requirements relating to the administration of employee stock option plans under the law of the United States of America, any stock exchange or quotation system on which the shares shall be listed or quoted and the applicable laws of any country or jurisdiction where Awards are granted under the Plan.

(d)	"Award" - shall mean any grant or award under the Plan, as evidenced in a written document delivered to a Participant as provided in Section 13(b).

(e)	"Board" - means the Board of Directors of the Company.

(f)
"Cause" - shall mean (i) the willful failure by the Participant to perform substantially the Participant's duties (other than due to physical or mental illness) after reasonable notice to the Participant of such failure, (ii) the Participant's engaging in serious misconduct that is injurious to the Company or any Subsidiary, (iii) the Participant's having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony, or (iv) the breach by the Participant of any written covenant or agreement not to compete, in each case with respect to the Company or any Subsidiary, regarding confidentiality of information of the Company or any Subsidiary or nonsolicitation or hiring of employees of the Company or any Subsidiary.

(g)	"Code" - means the United States Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

(h)	"Committee" - shall mean the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan.

(i)	"Company" - shall mean Deltathree, Inc., a Delaware corporation, and any successor thereto.

(j)	"Common Stock" - shall mean the Class A common shares, par value $0.001 per share, of the Company, as may be adjusted persuant to section 4(c) of the Plan.

(k)
"Deferred Annual Amount" - shall mean, with respect to any year, the amount of compensation that a Participant elects to defer in exchange for an award of Elective Units as determined pursuant to Section 9 hereof.

(l)	"Consultant" - means any person who is engaged by the Company to render consulting or advisory services to any of the Company entities.

(m)	"Disability" - shall mean long-term disability as defined under the terms of the Company's applicable long-term disability plans or policies.

(n)	"Date of Grant"- shall have the meaning set forth in Section 14 below.

(o)	"Director" - means a member of the Board.

(p)
"Disinterested Director" - shall mean a director of the Company who is both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code.

(q)	"Dividend Equivalent" - shall mean a right granted to a Participant to receive cash or Common Stock equal in value to dividends paid with respect to Common Stock.

(r)
"Early Retirement" - shall mean retirement at or after the earliest age at which the Participant may retire and receive an immediate, but actuarially reduced, retirement benefit under any defined benefit pension plan maintained by the Company or any of its Subsidiaries in which such Participant participates, or, in the absence of any such applicable plan, as determined by the Committee.

(s)	"Effective Date" - shall mean the date on which the Plan is approved by the shareholders of the Company.

(t)
"Elective Units" - shall mean a contractual right to receive a share of Common Stock at the time and subject to the conditions set forth in Section 9 hereof, in respect of a Participant's Deferred Annual Amount.

(u)
"Eligible Employee" - shall mean each Executive Officer and each other employee or consultant of the Company or its Subsidiaries, but shall not include Directors who are not employees of any such entity.

(v)
"Employment" - shall mean, for purposes of Sections 5(g), 7(b) and 8(b), continuous and regular salaried employment with the Company or a Subsidiary, which shall include (unless the Committee shall otherwise determine) any period of vacation, any approved leave of absence or any salary continuation or severance pay period and, at the discretion of the Committee, may include service with any former Subsidiary of the Company

(w)	"Exchange Act" - means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

(x)	"Exercise Price" - means the price for each Share of stock subject to an Option.

(y)	"Executive Officer" - shall mean those persons who are officers of the Company within the meaning of Rule16a-1(f) of the Exchange Act.

(z)	"Fair Market Value" of a Share of Common Stock means:

(1)
If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

(2)
If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

(3)	If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

(aa)
"Incentive Stock"  - shall mean any Award of Common Stock granted under Section 8 which becomes vested and nonforfeitable upon the attainment, in whole or in part, of performance objectives determined by the Committee.

(bb)	"Incentive Stock Option" - or "ISO" - shall mean an Option which is intended to meet the requirements of Section 422 of the Code.

(cc)
"Incentive Unit" - shall mean any Award of a contractual right granted under Section 8 to receive Common Stock (or, at the discretion of the Committee, cash based on the Fair Market Value of the Common Stock) which becomes vested and nonforfeitable upon the attainment, in whole or in part, of performance objectives determined by the Committee

(dd)	"Nonstatutory Stock Option" - or "NSO" - shall mean an Option which is not intended to be an Incentive Stock Option.

(ee)
"Normal Retirement" - shall mean retirement at or after the earliest age at which the Participant may retire and receive a retirement benefit without an actuarial reduction for early commencement of benefits under any defined benefit pension plan maintained by the Company or any of its Subsidiaries in which such Participant participates, or, in the absence of any such applicable plan, as determined by the Committee

(ff)
"102 Award" - means an Award that the Board intends to be a “102 Award” which shall only be granted to employees of the Company who are not Ten Percent Shareholders, and shall be subject to and shall be construed consistently with the requirements of Section 102 of the Tax Ordinance. The Company shall have no liability to an Eligible Person, or to any other party, if an Option (or any part thereof) which is intended to be a 102 Option is not a 102 Option.

Approved 102 Awards may either be classified as Capital Gain Awards (“CGA”) or Ordinary Income Awards (“OIA”).

Approved 102 Awards elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Tax Ordinance shall be referred to herein as CGA.

Approved 102 Awards elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Tax Ordinance shall be referred to herein as OIA.

The Company’s election of the type of Approved 102 Awards as CGA or OIA granted to Employees (the “Election”), shall be appropriately filed with the Israeli Tax Authorities before the Date of Grant of any Approved 102 Option.

Such Election shall become effective beginning the first Date of Grant of an Approved 102 Award under the Plan and shall remain in effect until at least the end of the year following the year during which the Company first granted Approved 102 Awards. The Election shall obligate the Company  to grant only the type of Approved 102 Award it has elected, and shall apply to all Approved 102 Awards granted during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Tax Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Awards simultaneously.

All Approved 102 Awards must be held in trust by a Trustee, as described in Section 11.

For the avoidance of doubt, the designation of Unapproved 102 Awards and Approved 102 Awards shall be subject to the terms and conditions set forth in Section 102 of the Tax Ordinance and the regulations promulgated thereunder

With regards to Approved 102 Awards, the provisions of the Plan and/or the Option Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Option Agreement. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Option Agreement, shall be considered binding upon the Company and the Participants.

(gg)	"3(i) Options" - means Options that do not contain such terms as will qualify under Section 102 of the Tax Ordinance.

(hh)
"Option" - shall mean the right to purchase the number of shares of Common Stock specified by the Committee, at a price and for the term fixed by the Committee in accordance with the Plan and subject to any other limitations and restrictions as this Plan and the Committee shall impose.

(ii)
"Option Agreement" - means a written or electronic agreement between the Company and an Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement shall state, inter alia, the number of Shares covered thereby, the dates when it may be exercised (subject to Section 5), the Exercise Price per Share subject to the Option and such other terms as the Administrator in its discretion may prescribe. The Option Agreement is subject to the terms and conditions of the Plan.

(jj)	"Participant" - shall mean an Eligible Employee who is selected by the Committee to receive an Award under the Plan.

(kk)
"Parent" - means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an Option, each of the corporations (other than the Company), owns stock possessing fifty percent (50%) or more of total combined voting power of all classes of stock in one of the other corporations in such chain.

(ll)	"Reload Option" - shall have the meaning ascribed thereto in Section 5(h).

(mm)
"Retirement" - shall mean Participant's retirement pursuant to applicable law or in accordance with the terms of any tax-qualified retirement plan maintained by the Company or any of its Parents or Subsidiaries in which the Participant participates within the meaning of Section 22(e)(3) of the Code.

(nn)	"Restricted Period" - shall mean the period during which a grant of Incentive Stock, Restricted Stock, Incentive Units or Restricted Units is subject to forfeiture.

(oo)
"Restricted Stock" - shall mean any Award of Common Stock granted under Section 7 which becomes vested and nonforfeitable, in whole or in part, upon the completion of such period of service as shall be determined by the Committee.

(pp)
"Restricted Unit" - shall mean any Award of a contractual right granted under Section 7 to receive Common Stock (or, at the discretion of the Committee, cash based on the Fair Market Value of the Common Stock) which becomes vested and nonforfeitable, in whole or in part, upon the completion of such period of service as shall be determined by the Committe

(qq)
"Service Provider" - means an Employee, advisor or Consultant of the Company, provided, however, that a consultant or advisor must be an individual who is providing or will be providing bona fide services to the Company, with such services (1) not being in connection with the offer or sale of securities in a capital-raising transaction, and (2) not directly or indirectly promoting or maintaining a market for securities of the Company.

(rr)	"Share" - shall mean a share of Common Stock.

(ss)	"Stock Appreciation Right" - shall mean a contractual right granted under Section 6 to receive cash, Common Stock or a combination thereof.

(tt)
"Subsidiary" - shall mean any corporation of which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation and any other business organization, regardless of form, in which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined equity interests in such organization.

(uu)
"Supplemental Units" - shall mean an award made pursuant to Section 9 with respect to a number of shares of Common Stock in excess of the number of shares of Common Stock corresponding to the Participant's Elective Units.

(vv)	"Tax Ordinance" - means the Israeli Income Tax Ordinance [New Version]-1961 and the rules and regulations promulgated thereunder as now in effect or as hereafter amended.

(ww)
"Ten Percent Shareholder" -  means a person who owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any of its Affiliates immediately before such Option is granted.

(xx)	"Trustee" - means any individual appointed by the Company to serve as a trustee and approved by the aplicable law.

3.	Administration of the Plan

The Plan shall be administered by the Committee which shall consist of at least two Directors of the Company chosen by the Board each of whom is a Disinterested Director. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon all Participants and any person claiming under or through any Participant. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4.	Maximum Amount of Shares Available for Awards

(a)
Maximum Number of Shares. The aggregate number of Shares that may be issued under this Plan shall not exceed (a) 3,000,000 Shares, plus (b) 759,732 Shares (which represents 4,000,000 Shares reserved under the 1999 Plan less the amount of Shares represented by Awards previously granted under the 1999 Plan and previously exercised and/or outstanding as of September 28, 2004), plus (c) such additional Shares as are represented by Awards previously granted under the 1999 Plan which are cancelled or expire after the date of stockholder approval of this Plan without delivery of shares of stock by the Company, except as provided in this Section.  Shares subject to any Award granted hereunder, or under the 1999 Plan, which expire or are terminated or canceled prior to exercise will be available for future grants under the Plan.   Without limiting the generality of the foregoing, whenever shares are received by the Company in connection with the exercise of or payment for any Award granted under the Plan only the net number of shares actually issued shall be counted against the foregoing limit.

(b)
Shares Available for Issuance. Shares of Common Stock may be made available from the authorized but unissued shares of the Company or from Shares held in the Company's treasury and not reserved for some other purpose. In addition, if any Award (including awards made under the 1999 Plan) in respect of Shares is canceled or forfeited for any reason without delivery of shares of Common Stock, the shares subject to such Award shall thereafter again be available for award pursuant to the Plan.

(c)
Adjustments Upon Certain Events. In the event of any Share dividend or Share split, re-capitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change, the aggregate number of Shares available for Awards under Section 4(a) or subject to outstanding Awards and the respective prices applicable to outstanding Awards shall be appropriately adjusted.

(d)
No Adjustment If Value Received. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of Shares subject to Options to be awarded to an Eligible Employee pursuant to Section 5.

(e)
Neither this Plan nor any Agreement nor any offer of Shares or Awards to a Participant shall impose any obligation on the Company to continue to employ or engage the services of any Participant, and nothing in the Plan or in any Awards granted pursuant thereto shall give any Participant any right to continue in the employment or service of the Company or restrict the right of the Company to terminate such employment or services at any time.

(f)
The grant of an Award to a Participant hereunder shall neither entitle such Participant to participate, nor disqualify him from participating, in any other grant of Awards pursuant to this Plan or any other share incentive or share option plan of the Company or any of its Affiliates.

5.	Stock Options

(a)
Grant. Subject to the provisions of the Plan, the Committee shall have the authority to grant Options to Eligible Employees and to determine (i) the number of shares to be covered by each Option, (ii) the exercise price therefor and (iii) the conditions and limitations applicable to the exercise of the Option. Notwithstanding the foregoing, in no event shall the Committee grant any Participant Options in any single calendar year with respect to more than 500,000 shares of Common Stock authorized for issuance under the Plan, as such number may be adjusted pursuant to Section 4(c). The Committee shall have the authority to grant 102 Options, 3(i) Options, Incentive Stock Options or Nonstatutory Stock Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code and the regulations thereunder.

(b)
All Service Providers of the Company shall be eligible to receive Options under the Plan; provided, however, that Options qualifying as ISOs shall be granted only to employees of the Company and options qualified under section 102 of the ordinance – capital gain track - shall be granted only to employees of the Company who are not Ten Percent shareholders of the Company.

(c)
Each Option granted pursuant to the Plan, shall be evidenced by an Option Agreement, in such form as the Committee shall from time to time approve. Each Option Agreement shall state, among other matters, the number of Shares underlying the Option, the Exercise Price and the type of Option granted there under (whether a 102 Option, a 3(i) Option, an ISO or a NSO or any other applicable agreement).

(d)
Option Price. The Committee shall establish the exercise price at the time each Option is granted. Notwithstanding the foregoing, (i) the exercise price at the time an Option is granted shall not be less than the Fair Market Value of the Common Stock at the date of grant and (ii) in the case of an Incentive Stock Option issued to a Participant who owns stock in the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price at the time such Incentive Stock Option is granted to such individual shall equal at least 110% of the Fair Market Value of the Common Stock at the date of grant.

(e)
Option Term. If not previously exercised each Option shall expire upon the tenth (10th) anniversary of the date of the grant thereof or, upon the earlier termination of the Participant's Employment (or, if applicable, on the day following the last day on which such Option is exercisable under Section 5(g) below), provided that (i) the Committee may establish a shorter term for an Option at the time of the grant of such Option and (ii) in the case of an Incentive Stock Option issued to a Participant who owns stock in the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company, such Incentive Stock Option shall expire on the fifth (5th) anniversary of the date of grant.

(f)
Exercise. Each Option shall be exercised at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter; provided, however, that if the Committee does not establish a different exercise schedule at or after the date of grant of an Option, such Option shall become exercisable on a cumulative basis in three equal annual installments commencing on the first anniversary of the date the Option is granted. The Committee may impose such conditions with respect to the exercise of Options as it shall deem appropriate, including without limitation, any conditions relating to the application of federal or state securities laws. No Shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the option price therefor and of applicable taxes as provided in Section 13(a) below. Without limiting the generality of the foregoing, payment of the option price may be made in cash or its equivalent or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the Participant for at least six (6) months (or such longer period as is required by applicable accounting standards to avoid a charge to earnings) and that are not the subject of any pledge or other security interest, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such option price

(g)
Termination of Employment. Unless the Committee shall otherwise determine at or after grant, in the event of termination of Participant's employment with the Company other than for Cause, Disability or Death, or if applicable, the termination of services given by the Participant to the Group other than for Cause, Disability or Death, all Options granted to that Participant, which are vested and exercisable  at the time of such termination, may, unless earlier terminated in accordance with the provisions of the Plan or the Option Agreement, be exercised within three (3) months after the date of such termination. If, on the date of termination, the Shares subject to the Option have not vested in their entirety, any Shares covered by the unvested portion of the Option shall expire and be of no further force and effect and revert to the Plan. If the vested portion of the Option is not so exercised within the time specified herein, such vested portion of the Option shall expire and be of no further force and effect, and the Shares covered by such Option shall revert to the Plan.

In the event of termination of Participant's employment with the Company, or if applicable, the termination of services given by the Participant to the Company by reason of death or total and permanent Disability (within the meaning of Section 22(e)(3) of the Code), or Retirement, the outstanding Options, which were vested on the date of termination, may be exercised by the Participant, the Participant's legal guardian, the Participant’s estate or a person who acquires the right to exercise the Option by bequest or inheritance, as the case may be, within twelve  (12) months after termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  If, on the date of termination, there are Options which are not entirely vested, the Shares covered by the unvested portion of the Options shall revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

If a Participant's Employment is terminated for Cause (or, if after the Participant's termination of Employment, the Committee determines that the Participant's Employment could have been terminated for Cause had the Participant still been employed or has otherwise engaged in conduct that is detrimental to the interests of the Company, as determined by the Committee in its sole discretion), all Options held by the Participant shall immediately terminate, regardless of whether then exercisable.

In the event of a Participant's termination of Employment for any reason not described in the preceding sentences, the Participant (or, in the event of the Participant's death or Disability during the period during which an Option is exercisable under this sentence, the Participant's beneficiary or legal representative) may exercise any Option which was exercisable at the time of such termination for 90 days (or such greater or lesser period as the Committee shall specify at or after the grant of such Option) following the date of such termination, but in no event after the date the Option otherwise expires.

(h)
Reload Options. The Committee may provide that a Participant (or, if applicable, his permitted transferee) who delivers shares of Common Stock that have been owned by such Participant (or permitted transferee) for any minimum period of time specified by the Committee to exercise an Option (when the fair market value of Common Stock exceeds the exercise price of such Option) will automatically be granted new Options ("Reload Options") for a number of shares of Common Stock equal to the number of shares so delivered. Unless the Committee determines otherwise, such Reload Options will be subject to the same terms and conditions (including the same expiration date) as the related Option except (i) that the exercise price shall initially be equal to the Fair Market Value of a share of Common Stock on the date such Reload Option is granted and (ii) such Reload Option shall not be exercisable prior to the six month anniversary of the date of grant and, thereafter, shall be exercisable in full.

6.	Stock Appreciation Rights

(a)
Grant of SARs. The Committee shall have the authority to grant Stock Appreciation Rights in tandem with an Option, in addition to an Option, or freestanding and unrelated to an Option. Notwithstanding the foregoing, in no event shall the Committee grant any Participant SARs with respect to more than 600,000 shares of Common Stock authorized for issuance under the Plan, as such number may be adjusted pursuant to Section 4(c).

(b)
Exercise of SARs. A Stock Appreciation Right shall entitle the Participant to receive from the Company an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price thereof. The Committee shall determine the time or times at which or the event or events (including, without limitation, a change of control) upon which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise and whether such Stock Appreciation Right shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock; provided, however, that unless otherwise specified by the Committee at or after grant, a Stock Appreciation Right granted in tandem with an Option shall be exercisable only at the same time or times as the related Option is exercisable.

7.	Restricted Stock and Restricted Units

(a)
Grant of Restricted Stock or Restricted Units. The Committee may grant Awards of Restricted Stock or Restricted Units to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan, as it shall determine. Each grant of Restricted Stock or Restricted Units shall be evidenced by an Award Agreement. Unless the Committee provides otherwise at or after the date of grant, stock certificates evidencing any shares of Restricted Stock so granted shall be held in the custody of the Secretary of the Company until the Restricted Period lapses, and, as a condition to the grant of any Award of shares of Restricted Stock, the Participant shall have delivered to the Secretary of the Company a certificate, endorsed in blank, relating to the shares of Common Stock covered by such Award.

(b)
Termination of Employment. Unless the Committee otherwise determines at or after grant, the rights of a Participant with respect to an award of Restricted Stock or Restricted Units outstanding at the time of the Participant's termination of Employment shall be determined under this Section 7(b). In the event that a Participant's Employment terminates due to the Participant's (i) death, (ii) Disability, (iii) Early Retirement with the consent of the Committee or (iv) Normal Retirement, any award of Restricted Stock or Restricted Units shall become vested and nonforfeitable as to that number of shares which is equal to the number of shares of Common Stock subject to such Award times a fraction, the numerator of which is the number of days actually worked during the Restricted Period (or, in the case of an Award which has previously vested in part (an "Installment Award"), the number of days worked since the last vesting date) and the denominator of which is the total number of days during the Restricted Period (or, in the case of an Installment Award, the number of days between the last vesting date and the end of the Restricted Period). Unless the Committee otherwise determines, any portion of any Restricted Stock or Restricted Unit Award that has not become nonforfeitable at the date of a Participant's termination of Employment shall be forfeited as of such date.

(c)
Delivery of Shares. Upon the expiration or termination of the Restricted Period and the satisfaction (as determined by the Committee) of any other conditions determined by the Committee, the restrictions applicable to the Restricted Stock or Restricted Units shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Participant or the Participant's beneficiary or estate, as the case may be. No payment will be required to be made by the Participant upon the delivery of such shares of Common Stock and/or cash, except as otherwise provided in Section 13(a) of the Plan. At or after the date of grant, the Committee may accelerate the vesting of any award of Restricted Stock or Restricted Units or waive any conditions to the vesting of any such award.

(d)
Restricted Period; Restrictions on Transferability during Restricted Period. Unless otherwise determined by the Committee at or after the date of grant, the Restricted Period applicable to any award of Restricted Stock or Restricted Units shall lapse, and the shares related to such award shall become freely transferable, on the third anniversary of the date of grant. Restricted Stock or Restricted Units may not be sold, assigned, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Any certificates issued in respect of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period with respect to any award of Restricted Stock, unless otherwise forfeited, the Company shall deliver such certificates to the Participant or to the Participant's legal representative. Payment for Restricted Stock Units shall be made by the Company in shares of Common Stock, cash or in any combination thereof, as determined by the Committee.

(e)
Rights as a Stockholder; Dividend Equivalents. Unless otherwise determined by the Committee at or after the date of grant, Participants granted shares of Restricted Stock shall be entitled to receive, either currently or at a future date, as specified by the Committee, all dividends and other distributions paid with respect to those shares, provided that if any such dividends or distributions are paid in shares of Common Stock or other property (other than cash), such shares and other property shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the shares of Restricted Stock with respect to which they were paid. The Committee will determine whether and to what extent to credit Dividend Equivalents to the account of, or to pay dividends currently to, each recipient of Restricted Units. To the extent provided by the Committee at or after the date of grant, any Dividend Equivalents credited to a Participant's account shall be deemed to have been invested in shares of Common Stock on the record date established for the related dividend and, accordingly, a number of additional Restricted Units shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (x) the value of such Dividend Equivalent on the record date by (y) the Fair Market Value of a share of Common Stock on such date.

8.	Incentive Awards

(a)
Incentive Stock and Incentive Units. Subject to the provisions of the Plan, the Committee shall have the authority to grant Incentive Stock or Incentive Units to any Eligible Employee and to determine (i) the number of shares of Incentive Stock and the number of Incentive Units to be granted to each Participant and (ii) the other terms and conditions of such Awards; provided that, to the extent necessary to comply with applicable law, Incentive Stock shall only be awarded to an Eligible Employee who has been employed for such minimum period of time as shall be determined by the Committee. The Restricted Period related to Incentive Stock or Incentive Units shall lapse upon the determination by the Committee that the performance objectives established by the Committee have been attained, in whole or in part. Such performance objectives may be related to the performance of (i) the Company, (ii) a Subsidiary, (iii) a division or unit of the Company or any Subsidiary, (v) the Participant or (vi) any combination of the foregoing, over a measurement period or periods established by the Committee. Unless the Committee otherwise determines at the time of grant of Incentive Stock or Incentive Units, the perfor mance objectives with respect to such Award shall be related to at least one of the following criteria, which may be determined solely by reference to the performance of the Company or a Subsidiary or a division or unit of the Company or a Subsidiary or based on comparative performance relative to other companies: (i) consolidated earnings before income taxes, depreciation and amortization; (ii) revenues; (iii) earnings per share; (iv) net income; (v) gross profit margin; (vi) maximum capital expenditures; (vii) return on equity; and/or (viii) return on total capital. Except to the extent otherwise expressly provided herein, the Committee may, at any time and from time to time, change the performance objectives applicable with respect to any Incentive Stock or Incentive Units to reflect such factors, including, without limitation, changes in a Participant's duties or responsibilities or changes in business objectives (e.g., from corporate to Subsidiary or business unit performance or vice versa), as the Committee shall deem necessary or appropriate. In making any such adjustment, the Committee shall adjust the number of Incentive Stock or Incentive Units or take other appropriate actions to prevent any enlargement or diminution of the Participant's rights related to service rendered and performance attained prior to the effective date of such adjustment.

(b)
Termination of Employment. Unless the Committee otherwise determines at or after grant, the rights of a Participant with respect to an award of Incentive Stock or Incentive Units outstanding at the time of the Participant's termination of Employment shall be determined under this Section 8(b). In the event that a Participant's Employment terminates due to the Participant's (i) death, (ii) Disability, (iii) Early Retirement with the consent of the Committee or (iv) Normal Retirement, any award of Incentive Stock or Incentive Units shall become vested and nonforfeitable at the end of the measurement period as to that number of shares which is equal to that percentage, if any, of such award that would have been earned based on the attainment or partial attainment of such performance objectives times a fraction, the numerator of which is the number of days employed during the Restricted Period (or, in the case of an Award which has previously vested in part (an "Installment Award"), the number of days employed since the last vesting date) and the denominator of which is the total number of days during the Restricted Period (or, in the case of an Installment Award, the number of days between the last vesting date and the end of the Restricted Period); provided that, any portion of any Incentive Stock or Incentive Unit award that does not become vested as of the times set forth in this sentence shall be forfeited at such times. In all other cases, any portion of any award of Incentive Stock or Incentive Units that has not become nonforfeitable at the date of a Participant's termination of Employment shall be forfeited as of such date.

(c)
Awards Nontransferable. Incentive Stock or Incentive Units may not be sold, assigned, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Any certificates issued in respect of Incentive Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period with respect to any award of Incentive Stock, unless otherwise forfeited, the Company shall deliver such certificates to the Participant or to the Participant's legal representative. Payment for Incentive Stock Units shall be made by the Company in shares of Common Stock, cash or in any combination thereof, as determined by the Committee.

(d)
Rights as a Stockholder; Dividend Equivalents. Unless otherwise determined by the Committee at or after the date of grant, Participants granted shares of Incentive Stock shall be entitled to receive, either currently or at a future date, as specified by the Committee, all dividends and other distributions paid with respect to those shares, provided that if any such dividends or distributions are paid in shares of Common Stock or other property (other than cash), such shares and other property shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the shares of Incentive Stock with respect to which they were paid. The Committee will determine whether and to what extent to credit Dividend Equivalents to the account of, or to pay dividends currently to, each recipient of Incentive Units during the period of deferral. To the extent provided by the Committee at or after the date of grant, any Dividend Equivalents credited to a Participant's account shall be deemed to have been invested in shares of Common Stock on the record date established for the related dividend and, accordingly, a number of additional Incentive Units shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (x) the value of such Dividend Equivalent on the record date by (y) the Fair Market Value of a share of Common Stock on such date.

(e)
Interpretation. Notwithstanding anything else contained in this Section 8 to the contrary, if any award of Incentive Stock or Incentive Units is intended, at the time of grant, to be other performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code, to the extent required to so qualify any Award hereunder, the Committee shall not be entitled to exercise any discretion otherwise authorized under this Section 8 with respect to such award if the ability to exercise such discretion (as opposed to the exercise of such discretion) would cause such award to fail to qualify as other performance-based compensation.

9.	Elective and Supplemental Units

(a)
Elective Units; Supplemental Units. On such date or dates as shall be established by the Committee and subject to such terms and conditions as the Committee shall determine, a Participant may be permitted to elect to defer receipt of all or a portion of his annual compensation and/or annual incentive bonus ("Deferred Annual Amount") payable by the Company or a Subsidiary and receive in lieu thereof a number of Elective Units equal to the greatest whole number which may be obtained by dividing (x) the amount of the Deferred Annual Amount by (y) the Fair Market Value of a share of Common Stock on the date of grant. No shares of Common Stock will be issued upon the issuance of Elective Units; the Company will establish a separate account for the Participant and will record in such account the number of Elective Units issued to the Participant. To the extent the Committee so determines, a Participant who elects to receive Elective Units shall also receive that number of Supplemental Units equal to the greatest whole number which may be obtained by dividing (x) such percentage of the Deferred Annual Amount as is determined by the Committee at the date of grant by (y) the Fair Market Value of a share of Common Stock on the date of grant.

(b)
Rights as a Stockholder; Dividend Equivalents. A Participant shall not have any right in respect of Elective Units issued pursuant to the Plan to vote on any matter submitted to the Company's stockholders until such time as the shares of Common Stock attributable to such Elective Units have been issued to such Participant or his beneficiary. The Committee will determine whether and to what extent to credit Dividend Equivalents to the account of, or to pay dividends currently to, each recipient of Elective Units. Dividend Equivalents credited to a Participant's account shall be deemed to have been invested in shares of Common Stock on the record date established for the related dividend and, accordingly, a number of Elective Units shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (x) the value of such Dividend Equivalent on the record date by (y) the Fair Market Value of a share of Common Stock on such date.

(c)
Vesting of Elective Units and Supplemental Units. The Elective Units credited to a Participant, together with any Dividend Equivalents credited in respect of such Elective Units, shall be fully vested at all times. Unless the Committee provides otherwise at or after the date of grant, the Supplemental Units credited to a Participant, together with any Dividend Equivalents credited in respect of Supplemental Units, shall become vested in full on the third anniversary of the date the corresponding Deferred Annual Amount would have been paid absent the Participant's election to defer provided the Participant remains in the continuous employ of the Company or a Subsidiary through such date. Notwithstanding the foregoing, the Committee may accelerate the vesting of any Supplemental Units at or after the date of grant.

(d)
Settlement of Elective Units and Supplemental Units. Unless the Committee determines otherwise at or after the date of grant, a Participant shall receive one share of Common Stock for each Elective Unit (and related Dividend Equivalents) as of the date of such Participant's termination of employment (or such later date as may be elected by the Participant in accordance with the rules and procedures of the Committee). Unless the Committee determines otherwise at or after the date of grant, a Participant shall receive one share of Common Stock for each Supplemental Unit (and related Dividend Equivalents) that shall have become vested on or prior to the date of such Participant's termination of employment with the Company and the Subsidiaries, other than any such termination for Cause, on the date of such termination of employment (or on such earlier date as the Committee shall permit or such later date as may be elected by the Participant in accordance with the rules and procedures of the Committee). In the event of the termination of a Participant's employment with the Company and the Subsidiaries for Cause, the Participant shall immediately forfeit all rights with respect to any Supplemental Units (and related Dividend Equivalents) credited to his account. The Committee may provide in the Award Agreement applicable to Elective Units that, in lieu of issuing shares of Common Stock in settlement of the vested Supplemental Units (and related Dividend Equivalents), the Committee may direct the Company to pay to the Participant the cash value thereof.

10.	Designation of Awards Pursuant to Section 102 of the Tax Ordinance

(a)	The Committee may designate Awards granted to Employees pursuant to Section 102 of the Tax Ordinance as Unapproved 102 Awards or as Approved 102 Awards.

(b)	The grant of an Approved 102 Award under the Plan shall be conditioned upon the approval of the Plan by the Israeli Tax Authorities.

(c)	Approved 102 Awards may either be classified as Capital Gain Awards or Ordinary Income Awards.

(d)	Each Award Agreement shall state, inter alia, the type of Award granted thereunder (whether a CGA, OIA, Unapproved 102 Award or a 3(i) Award), the vesting provisions and the Exercise Price.

(e)
No Approved 102 Awards may be granted under this Plan to any eligible Employee, unless and until, the Company’s election of the type of Approved 102 Awards as CGA or OIA granted to Employees (the “Election”), shall be appropriately filed with the Israeli Tax Authorities at least thirty (30) days before the first Date of Grant of an Approved 102 Option under this Plan. Such Election shall become effective beginning the first Date of Grant of an Approved 102 Option under the Plan and shall remain in effect until at least the end of the year following the year during which the Company first granted Approved 102 Awards. The Election shall obligate the Company to grant only the type of Approved 102 Option it has elected, and shall apply to all Approved 102 Awards granted during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Tax Ordinance, as now in effect or as hereafter ammended. For the avoidance of doubt, such Election shall not prevent, subject to the Board’s sole discretion, the Company from simultaneously (i) granting Unapproved 102 Awards; or (ii) 3(i) Options.

(f)	All Approved 102 Awards must be held in trust by a Trustee, as described in Section 11 below.

(g)
For the avoidance of doubt, the designation of Unapproved 102 Awards and Approved 102 Awards shall be subject to the terms and conditions set forth in Section 102 of the Tax Ordinance and regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

(h)
With regards to Approved 102 Awards, the provisions of the Plan and the Option Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Option Agreement. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Option Agreement, shall be considered binding upon the Company and the Participants.

11.	Trustee

(a)
The Committee may choose to deposit the Awards granted pursuant to the Plan with a trustee (the "Trustee").  In such event, the Trustee shall hold such Awards, and any Shares issued upon the exercise of any of such Awards, in trust pursuant to the Company's instructions from time to time.  The Trustee shall be entitled to make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to the exercise of the Awards or their sale to a third party. The Company shall deliver the Trustee all the necessary information required by him. The Trustee shall be exempt from any liability with respect to any action or decision duly taken in its/his capacity as Trustee.

(b)
Anything herein to the contrary notwithstanding, Approved 102 Awards granted under the Plan and/or all Shares allocated or issued upon exercise of such Approved 102 Awards and/or all other shares received subsequently following any realization of rights in connection with such Approved 102 Awards or Shares and all rights attached to shares described above or Approved 102 Awards, shall be allocated or issued to the Trustee and held for the benefit of the Participant for such period of time as required by Section 102 or any regulations, rules, orders or procedures promulgated there under as now in effect or as hereafter amended (the “Restricted Period Per Section 102”). All of the rights attached to Shares issued upon exercise of Approved 102 Awards, including without limitation dividend in shares, shall be subject to the same tax treatment as the treatment to which such Awards are subject to. In case the requirements pursuant to Section 102 for an Approved 102 Awards are not met, then the Approved 102 Awards may be regarded as Unapproved 102 Awards, all in accordance with the provisions of Section 102 and regulations, rules, orders or procedures promulgated there under as now in effect or as hereafter amended.

(c)
Notwithstanding anything to the contrary, the Trustee shall not make any transaction or take any action with respect to Approved 102 Awards or Shares issued upon exercise thereof, will not transfer, assign, release, pledge, mortgage voluntarily, or grant in connection therewith any proxy or assignment deed, whether immediately effective or effective at a future date, other than by will or by operation of law, until after the full payment of the Participant’s tax liabilities arising from the grant of such Awards or their exercise or release or transfer by the Trustee or after guarantying the payment of said taxes. If such Options or Shares have been transferred by will or by operation of law, the provisions of Section 102 will apply with respect to the heirs or the transferees of the Participant or Stockholder, as the case may be.

(d)
Upon receipt of an Approved 102 Award, the Participant will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, or any Approved 102 Award or Share held, released or transferred by the Trustee, in accordance with the terms of Section 102.

(e)
Subject to the provisions of Section 102 and any regulations, rules, orders or procedures promulgated there under as now in effect or as hereafter amended, during the Restricted Period Per Section 102 a Participant may not release the Approved 102 Awards or Shares issued upon exercise thereof from trust or sell such Awards or Shares while they are held by the Trustee. At any time thereafter each Participant may require (but shall not be Participant, any Approved 102 Awards or Shares issued pursuant to the exercise of such Approved 102 Awards, provided that (1) such transfer is in compliance with all applicable securities laws, and (2) all applicable tax due pursuant to such a sale or transfer has been paid in accordance with Section 102 and the Trustee has received an acknowledgment from the Israeli Tax Authorities that the Participant has paid any applicable tax due pursuant to the Tax Ordinance. Notwithstanding the above, if any such sale or release occurs during the Restricted Period Per Section 102, the sanctions under Section 102 of the Tax Ordinance and under any rules or regulation or orders or procedures promulgated there under as now in effect or as hereafter amended, shall apply to and shall be borne by such Participant.

12.	Stock in Lieu of Cash

The Committee may grant Awards or shares of Common Stock in lieu of all or a portion of an award otherwise payable in cash to an Executive Officer pursuant to any bonus or incentive compensation plan of the Company (subject to any applicable limitations in such bonus or incentive compensation plan). If shares are issued in lieu of cash, the number of shares of Common Stock to be issued shall be the greatest number of whole shares which has an aggregate Fair Market Value on the date the cash would otherwise have been payable pursuant to the terms of such other plan equal to or less than the amount of such cash.

13.	General Provisions

(a)
Withholding. The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of any Award satisfied in the form of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Committee shall have been made to satisfy any withholding tax obligations applicable with respect to such Award. Without limiting the generality of the foregoing and subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

(b)
Awards. Each Award hereunder shall be evidenced by a written or electronic agreement. The agreement shall be delivered to the Participant and shall incorporate the terms of the Plan by reference and specify the terms and conditions thereof and any rules applicable thereto (each, an "Award Agreement").

(c)
Non-transferability. No Award shall be transferable by a Participant otherwise than by will or under the applicable laws of descent and distribution, unless such transfer shall be (i) permitted by the Committee (on such terms as it shall establish) or (ii) if the Option agreement pursuant to which an Award is made so provides, to (A) the spouse, children or grandchildren of such Participant (collectively, "Family Members"), (B) a trust or trusts for the exclusive benefit of such Family Members, or (C) a partnership or limited liability company in which such Family Members and trusts for the exclusive benefit of such Family Members are the only partners or members, as the case may be. In addition, no Award shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise) and no Award shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Award, or in the event of any levy upon any Award by reason of any attachment or similar process, in either case contrary to the provisions hereof, such Award shall immediately become null and void.

(d)
Legend. To the extent any stock certificate is issued to a Participant in respect of shares of Restricted Stock or Incentive Stock awarded under the Plan prior to the expiration of the applicable Restricted Period, such certificate shall be registered in the name of the Participant and shall bear the following (or similar) legend:

"The shares of stock represented by this certificate are subject to the terms and conditions contained in the deltathree,  Inc. 2004 Stock Incentive Plan and the Award Agreement, dated as of _____, between the Company and the Participant, and may not be sold, pledged, transferred, assigned, hypothecated or otherwise encumbered in any manner (except as provided in Section 13(c) of the Plan or in such Award Agreement) until _________________ ."

Upon the lapse of the Restricted Period with respect to any such shares of Restricted Stock or Incentive Stock, the Company shall issue or have issued new share certificates without the legend described herein in exchange for those previously issued.

(e)
No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary. Further, the Company and each Subsidiary expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

(f)
No Rights to Awards, No Shareholder Rights. No Participant or Eligible Employee shall have any claim to be granted any Award under the Plan, and there is no obligation of uniformity of treatment of Participants and Eligible Employ ees. Subject to the provisions of the Plan and the applicable Award, no person shall have any rights as a shareholder with respect to any shares of Common Stock to be issued under the Plan prior to the issuance thereof.

(g)
Effective Date and Termination of the Plan. The Plan shall become effective on the Effective Date. No Awards may be granted under the Plan after the expiration of ten years from the date this Plan is adopted.  The Plan will terminate on September __, 2014, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders.  The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements or Award Agreements executed prior to the effective date of such termination.

(h)
Amendment of Plan. The Board or the Committee may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such amendment would:

(1)	increase the number of shares of Common Stock subject to the Plan, except pursuant to Section 4(c);

(2)	determine the price at which Options may be granted; or

(3)	remove the administration of the Plan from the Committee.

Without the written consent of an affected Participant, no termination, suspension or modification of the Plan shall adversely affect any right of such Participant under the terms of an Award granted before the date of such termination, suspension or modification.

(i)	Application of Proceeds. The proceeds received by the Company from the sale of its shares under the Plan will be used for general corporate purposes.

(j)
Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Common Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange or similar listing or registration or qualification of such Common Stock or other required action under any federal or state law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Common Stock in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards, and neither the Company nor its directors or officers shall have any obligation or liability to the Participant with respect to any Award (or Stock issuable thereunder) that shall lapse because of such postponement.

(k)
Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

(l)	Governing Law.

(i)       The Plan and all instruments issued there under or in connection therewith the Delaware Company, shall be governed by, construed, enforced and interpreted in accordance with, the laws of the State of New York.

(ii)       The Plan and all instruments issued there under or in connection therewith the Company affiliates and/or subsidiaries, shall be governed by, and interpreted in accordance with, the applicable laws with in the county of incorporation of the Company’s affiliate and/or subsidiary.

14.	Date of Grant

Subject to Applicable Laws, the Date of Grant of an Award shall, for all purposes, be the date on which the Committee makes the determination granting such Award.

15.	Tax Consequences

Any tax consequences arising from the grant or exercise of any Award or from the disposition of Shares or from any other event or act (whether of the Participant or of the Company or of its Trustee) hereunder, shall be borne solely by the Participant. The Company and/or the Trustee shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at source.   Furthermore, such Participant shall agree to indemnify the Company that employs the Participant and/or the Trustee, and/or the Company’s shareholders and/or directors and/or officers if applicable, and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant.  Except as otherwise required by law, the Company shall not be obligated to honor the exercise of any Option by or on behalf of an Participant until all tax consequences (if any) arising from the exercise of such Options are resolved in a manner reasonably acceptable to the Company.

16.	Non-Exclusivity of the Plan

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of Options otherwise then under the Plan, and such arrangements may be either applicable generally or only in specific cases.

For the avoidance of doubt, prior grant of options to Participants of the Company under their employment agreements, and not in the framework of any previous option plan, shall not be deemed an approved incentive arrangement for the purpose of this Section.

17.	Inability to Obtain Authority

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.	Multiple Agreements

The terms of each Award may differ from other Awards granted to each Participant under the Plan at the same time.  The Administrator may also grant more than one Award to a given Participant during the term of the Plan, either in addition to, or in substitution for, one or more Awards previously granted to that Participant.

19.	Disputes

Any dispute or disagreement which may arise under or as a result of or pursuant to this Plan or the Options Agreements shall be determined by the Board in its sole discretion and any interpretation made by the Board of the terms of the Plan or the Option Agreements shall be final, binding and conclusive.